                                                                   Exhibit 10.20

================================================================================

                             AMENDED AND RESTATED
                               CREDIT AGREEMENT

                         dated as of November 3, 1999

                                 by and among

                        CHOICE ONE COMMUNICATIONS INC.,
                                 as Guarantor,

 the Subsidiaries thereof listed on the signature pages hereto, as Borrowers,

                        the Lenders referred to herein,

                         FIRST UNION INVESTORS, INC.,
                           as Administrative Agent,

                           GENERAL ELECTRIC CAPITAL
                       CORPORATION, as Syndication Agent

                                      and

                      CIBC INC., as Documentation Agent,



                         FIRST UNION SECURITIES, INC.
                          acted as Sole Lead Arranger

==============================================================================

                               TABLE OF CONTENTS

                                                                                           Page
ARTICLE I  DEFINITIONS.....................................................................   1
-----------------------------------------------------------------------------------------------
     SECTION 1.1     Definitions...........................................................   1
                     -----------
     SECTION 1.2     General...............................................................  20
                     -------
     SECTION 1.3     Other Definitions and Provisions......................................  21
                     --------------------------------

ARTICLE II  REVOLVING CREDIT FACILITY......................................................  21
-----------------------------------------------------------------------------------------------
     SECTION 2.1     Revolving Credit Loans................................................  21
                     ----------------------
     SECTION 2.2     Swingline Loans.......................................................  21
                     ---------------
     SECTION 2.3     Procedure for Advances of Revolving Credit and Swingline Loans........  23
                     --------------------------------------------------------------
     SECTION 2.4     Repayment of Revolving Credit Loans...................................  24
                     -----------------------------------
     SECTION 2.5     Notes.................................................................  25
                     -----
     SECTION 2.6     Permanent Reduction of the Revolving Credit Commitment................  25
                     ------------------------------------------------------
     SECTION 2.7     Termination of Revolving Credit Facility..............................  26
                     ----------------------------------------

ARTICLE III  LETTER OF CREDIT FACILITY.....................................................  26
-----------------------------------------------------------------------------------------------
     SECTION 3.1     L/C Commitment........................................................  26
                     --------------
     SECTION 3.2     Procedure for Issuance of Letters of Credit...........................  27
                     -------------------------------------------
     SECTION 3.3     Commissions and Other Charges.........................................  27
                     -----------------------------
     SECTION 3.4     L/C Participations....................................................  28
                     ------------------
     SECTION 3.5     Reimbursement Obligation of the Borrower..............................  29
                     ----------------------------------------
     SECTION 3.6     Obligations Absolute..................................................  29
                     --------------------
     SECTION 3.7     Effect of Application.................................................  30
                     ---------------------

ARTICLE IV  TERM LOAN FACILITY.............................................................  30
-----------------------------------------------------------------------------------------------
     SECTION 4.1     Term Loans............................................................  30
                     ----------
     SECTION 4.2     Procedure for Advances of Term Loans..................................  30
                     ------------------------------------
     SECTION 4.3     Scheduled Repayment of Term Loans; Excess Term Loans..................  31
                     ----------------------------------------------------
     SECTION 4.4     Commitment Reduction; Prepayments of Term Loans.......................  31
                     -----------------------------------------------
     SECTION 4.5     Term Notes............................................................  33
                     ----------

ARTICLE V  GENERAL LOAN PROVISIONS.........................................................  33
-----------------------------------------------------------------------------------------------
     SECTION 5.1     Interest..............................................................  33
                     --------
     SECTION 5.2     Notice and Manner of Conversion or Continuation of Loans..............  36
                     --------------------------------------------------------
     SECTION 5.3     Fees..................................................................  37
                     ----
     SECTION 5.4     Manner of Payment.....................................................  37
                     -----------------
     SECTION 5.5     Crediting of Payments and Proceeds....................................  38
                     ----------------------------------
     SECTION 5.6     Adjustments...........................................................  38
                     -----------
     SECTION 5.7     Nature of Obligations of Lenders Regarding Extensions of Credit;
                     ----------------------------------------------------------------
                     Assumption by the Administrative Agent................................  39
                     --------------------------------------
     SECTION 5.8     Changed Circumstances.................................................  39
                     ---------------------
     SECTION 5.9     Indemnity.............................................................  41
                     ---------
     SECTION 5.10    Capital Requirements..................................................  41
                     --------------------
     SECTION 5.11    Taxes.................................................................  42
                     -----
     SECTION 5.12    Security..............................................................  43
                     --------

ARTICLE VI  CLOSING; CONDITIONS OF CLOSING AND BORROWING...................................  44
-----------------------------------------------------------------------------------------------
     SECTION 6.1     Closing...............................................................  44
                     -------
     SECTION 6.2     Conditions to Closing.................................................  44
                     ---------------------
     SECTION 6.3     Conditions to All Extensions of Credit................................  48
                     --------------------------------------

ARTICLE VII  REPRESENTATIONS AND WARRANTIES................................................  49
-----------------------------------------------------------------------------------------------
     SECTION 7.1     Representations and Warranties........................................  49
                     ------------------------------
     SECTION 7.2     Survival of Representations and Warranties, Etc.......................  56
                     -----------------------------------------------

ARTICLE VIII  FINANCIAL INFORMATION AND NOTICES............................................  56
-----------------------------------------------------------------------------------------------
     SECTION 8.1     Financial Statements and Projections..................................  56
                     ------------------------------------
     SECTION 8.2     Officer's Compliance Certificate......................................  58
                     --------------------------------
     SECTION 8.3     Accountants' Certificate..............................................  58
                     ------------------------
     SECTION 8.4     Other Reports.........................................................  58
                     -------------
     SECTION 8.5     Notice of Litigation and Other Matters................................  59
                     --------------------------------------
     SECTION 8.6     Accuracy of Information...............................................  60
                     -----------------------

ARTICLE IX  AFFIRMATIVE COVENANTS..........................................................  60
----------------------------------------------------------------------------------------------
     SECTION 9.1     Preservation of Corporate Existence and Related Matters...............  60
                     -------------------------------------------------------

     SECTION 9.2     Maintenance of Property...............................................  60
                     -----------------------
     SECTION 9.3     Insurance.............................................................  61
                     ---------
     SECTION 9.4     Accounting Methods and Financial Records..............................  61
                     ----------------------------------------
     SECTION 9.5     Payment and Performance of Obligations................................  61
                     --------------------------------------
     SECTION 9.6     Compliance With Laws and Approvals....................................  61
                     ----------------------------------
     SECTION 9.7     Environmental Laws....................................................  61
                     ------------------
     SECTION 9.8     Compliance with ERISA.................................................  62
                     ---------------------
     SECTION 9.9     Compliance With Agreements............................................  62
                     --------------------------
     SECTION 9.10    Conduct of Business...................................................  62
                     -------------------
     SECTION 9.11    Visits and Inspections................................................  62
                     ----------------------
     SECTION 9.12    Additional Subsidiaries and Collateral................................  63
                     --------------------------------------
     SECTION 9.13    Year 2000 Compatibility...............................................  64
                     -----------------------
     SECTION 9.14    Transfer of Capital Contributions.....................................  64
                     ---------------------------------
     SECTION 9.15    Hedging Agreements....................................................  64
                     ------------------
     SECTION 9.16    Further Assurances....................................................  64
                     ------------------
     SECTION 9.17    Use of Proceeds.......................................................  64
                     ---------------

ARTICLE X  FINANCIAL COVENANTS.............................................................  64
-----------------------------------------------------------------------------------------------
     SECTION 10.1    Stage 1 Covenants.....................................................  64
                     -----------------
     SECTION 10.2    Stage 2 Covenants.....................................................  67
                     -----------------
     SECTION 10.3    Guarantor Covenant....................................................  69
                     ------------------

ARTICLE XI  NEGATIVE COVENANTS.............................................................  69
-----------------------------------------------------------------------------------------------
     SECTION 11.1    Limitations on Debt...................................................  70
                     -------------------
     SECTION 11.2    Limitations on Guaranty Obligations...................................  71
                     -----------------------------------
     SECTION 11.3    Limitations on Liens..................................................  71
                     --------------------
     SECTION 11.4    Limitations on Loans, Advances, Investments and Acquisitions..........  72
                     ------------------------------------------------------------
     SECTION 11.5    Limitations on Mergers and Liquidation................................  73
                     --------------------------------------
     SECTION 11.6    Limitations on Sale of Assets.........................................  74
                     -----------------------------
     SECTION 11.7    Limitations on Dividends and Distributions............................  74
                     ------------------------------------------
     SECTION 11.8    Limitations on Exchange and Issuance of Capital Stock.................  75
                     -----------------------------------------------------
     SECTION 11.9    Transactions with Affiliates..........................................  75
                     ----------------------------
     SECTION 11.10   Certain Accounting Changes............................................  75
                     --------------------------

     SECTION 11.11   Amendments; Payments and Prepayments of Subordinated Debt.............  75
                     ---------------------------------------------------------
     SECTION 11.12   Charter Documents.....................................................  75
                     -----------------
     SECTION 11.13   Restrictive Agreements................................................  76
                     ----------------------

ARTICLE XII  DEFAULT AND REMEDIES..........................................................  76
-----------------------------------------------------------------------------------------------
     SECTION 12.1    Events of Default.....................................................  76
                     -----------------
     SECTION 12.2    Remedies..............................................................  79
                     --------
     SECTION 12.3    Rights and Remedies Cumulative; Non-Waiver; etc.......................  80
                     -----------------------------------------------

ARTICLE XIII  THE ADMINISTRATIVE AGENT.....................................................  80
-----------------------------------------------------------------------------------------------
     SECTION 13.1    Appointment...........................................................  80
                     -----------
     SECTION 13.2    Delegation of Duties..................................................  81
                     --------------------
     SECTION 13.3    Exculpatory Provisions................................................  81
                     ----------------------
     SECTION 13.4    Reliance by the Administrative Agent..................................  81
                     ------------------------------------
     SECTION 13.5    Notice of Default.....................................................  82
                     -----------------
     SECTION 13.6    Non-Reliance on the Administrative Agent and Other Lenders............  82
                     ----------------------------------------------------------
     SECTION 13.7    Indemnification.......................................................  83
                     ---------------
     SECTION 13.8    The Administrative Agent in Its Individual Capacity...................  83
                     ---------------------------------------------------
     SECTION 13.9    Resignation of the Administrative Agent; Successor Administrative
                     -----------------------------------------------------------------
                     Agent.................................................................  83
                     -----

ARTICLE XIV  UNCONDITIONAL GUARANTY........................................................  84
-----------------------------------------------------------------------------------------------
     SECTION 14.1    Guaranty of Obligations...............................................  84
                     -----------------------
     SECTION 14.2    Nature of Guaranty....................................................  84
                     ------------------
     SECTION 14.3    Demand by the Administrative Agent....................................  85
                     ----------------------------------
     SECTION 14.4    Waivers...............................................................  85
                     -------
     SECTION 14.5    Modification of Loan Documents etc....................................  86
                     ----------------------------------
     SECTION 14.6    Reinstatement.........................................................  86
                     -------------
     SECTION 14.7    No Subrogation........................................................  87
                     --------------
     SECTION 14.8    Agents................................................................  87
                     ------

ARTICLE XV  MISCELLANEOUS..................................................................  87
-----------------------------------------------------------------------------------------------
     SECTION 15.1    Notices...............................................................  87
                     -------
     SECTION 15.2    Expenses; Indemnity...................................................  88
                     -------------------

     SECTION 15.3    Set-off............................................................     89
                     -------
     SECTION 15.4    Governing Law......................................................     89
                     -------------
     SECTION 15.5    Consent to Jurisdiction............................................     89
                     -----------------------
     SECTION 15.6    Binding Arbitration; Waiver of Jury Trial..........................     90
                     -----------------------------------------
     SECTION 15.7    Reversal of Payments...............................................     91
                     --------------------
     SECTION 15.8    Injunctive Relief; Punitive Damages................................     91
                     -----------------------------------
     SECTION 15.9    Accounting Matters.................................................     91
                     ------------------
     SECTION 15.10   Successors and Assigns; Participations.............................     92
                     --------------------------------------
     SECTION 15.11   Amendments, Waivers and Consents...................................     95
                     --------------------------------
     SECTION 15.12   Performance of Duties..............................................     95
                     ---------------------
     SECTION 15.13   All Powers Coupled with Interest...................................     96
                     --------------------------------
     SECTION 15.14   Survival of Indemnities............................................     96
                     -----------------------
     SECTION 15.15   Titles and Captions................................................     96
                     -------------------
     SECTION 15.16   Severability of Provisions.........................................     96
                     --------------------------
     SECTION 15.17   Counterparts.......................................................     96
                     ------------
     SECTION 15.18   Term of Agreement..................................................     96
                     -----------------
     SECTION 15.19   Inconsistencies with Other Documents; Independent Effect of
                     -----------------------------------------------------------
                     Covenants..........................................................     96
                     ---------
     SECTION 15.20   Company as Agent for Borrowers; Obligations Joint and Several......     97
                     -------------------------------------------------------------

EXHIBITS
--------

Exhibit A-1      -    Form of Revolving Credit Note
Exhibit A-2      -    Form of Swingline Note
Exhibit A-3      -    Form of Term Note
Exhibit B        -    Form of Notice of Borrowing
Exhibit C        -    Form of Notice of Account Designation
Exhibit D        -    Form of Notice of Prepayment
Exhibit E        -    Form of Notice of Conversion/Continuation
Exhibit F        -    Form of Officer's Compliance Certificate
Exhibit G        -    Form of Assignment and Acceptance
Exhibit H        -    Form of Security Agreement
Exhibit I        -    Form of Pledge Agreement
Exhibit J        -    Form of Joinder Agreement



SCHEDULES
---------

Schedule 1       -    Lenders and Commitments
Schedule 7.1(a)  -    Jurisdictions of Organization and Qualification
Schedule 7.1(b)  -    Subsidiaries and Capitalization
Schedule 7.1(i)  -    ERISA Plans
Schedule 7.1(l)  -    Material Contracts
Schedule 7.1(m)  -    Labor and Collective Bargaining Agreements
Schedule 7.1(r)  -    List of Real Property
Schedule 7.1(t)  -    Debt and Guaranty Obligations
Schedule 7.1(u)  -    Litigation
Schedule 7.1(w)  -    Communications Licenses
Schedule 9.3     -    Insurance Coverage
Schedule 11.3    -    Existing Liens
Schedule 11.4    -    Existing Loans, Advances and Investments

     This AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 3rd day of November, 1999, by and among CHOICE ONE COMMUNICATIONS INC., a Delaware corporation, as Guarantor, its Subsidiaries listed on the signature pages hereto and any additional Subsidiaries joined hereto, as Borrowers, the Lenders who are or may become a party to this Agreement, FIRST UNION INVESTORS, INC., as Administrative Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent and CIBC Inc., as Documentation Agent.

                              STATEMENT OF PURPOSE
                              --------------------

     Pursuant to the Credit Agreement dated as of October 14, 1998 (as previously amended, restated, supplemented or otherwise modified from time to time, the "Initial Credit Agreement"), by and among the Subsidiaries of the Company party thereto as borrowers (the "Initial Borrowers"), the lenders party thereto (the "Initial Lenders"), and the Agents listed therein, the Initial Lenders have extended certain credit facilities to the Initial Borrowers pursuant to the terms thereof.

     The Borrowers have requested, and, subject to the terms and conditions hereof, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Lenders have agreed, to amend and restate the Initial Credit Agreement to provide for, among other things, (i) the increase of the Aggregate Commitment from $60,000,000 to $150,000,000, (ii) the addition of a term loan facility,
(iii) the addition of a swingline facility, (iv) the addition of certain of the Lenders and (v) the modification of certain other terms and conditions, all as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     SECTION 1.1    Definitions.  The following terms when used in this
                    -----------
Agreement shall have the meanings assigned to them below:

     "AC Acquisition" means the acquisition by the Company of all of the
      --------------
membership interests of Atlantic Connections, L.L.C. in a transaction and pursuant to documentation reasonably satisfactory to the Administrative Agent.

     "Administrative Agent" means First Union in its capacity as Administrative
      --------------------
Agent hereunder, and any successor thereto appointed pursuant to Section 13.9.

     "Administrative Agent's Office" means the office of the Administrative
      -----------------------------
Agent specified in or determined in accordance with the provisions of Section 15.1(c).

     "Affiliate" means, with respect to any Person, any other Person (other
      ---------
than, with respect to the Company, any of its Subsidiaries) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. For the purposes of the preceding sentence, the term "control" means (a) the power to vote five percent (5%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Agents" means the collective reference to the Administrative Agent,
      ------
Documentation Agent and Syndication Agent.

     "Aggregate Commitment" means the aggregate amount of the Lenders'
      --------------------
Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the Closing Date, the Aggregate Commitment shall be One Hundred Fifty Million Dollars ($150,000,000).

     "Agreement" means this Amended and Restated Credit Agreement, as further
      ---------
amended, restated, supplemented or otherwise modified from time to time.

     "Applicable Law" means all applicable provisions of constitutions, laws,
      --------------
statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

     "Applicable Margin" shall have the meaning assigned thereto in Section
      -----------------
5.1(c).

     "Application" means an application, in the form specified by the Issuing
      -----------
Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.

     "Approved Budget" means an Approved Budget as defined in the Transaction
      ---------------
Agreement.

     "Approved Business Plan" means an Approved Business Plan as defined in the
      ----------------------
Transaction Agreement.

     "Arbitration Rules" shall have the meaning assigned thereto in Section
      -----------------
15.6.

     "Assignment and Acceptance" shall have the meaning assigned thereto in
      -------------------------
Section 15.10.

     "Available Commitment" means, as to any Lender at any time, an amount equal
      --------------------
to (a) such Lender's Commitment less (b) such Lender's Extensions of Credit.
                                ----

     "Base Rate" means, at any time, the higher of (a) the Prime Rate and (b)
      ---------
the sum of (i) the Federal Funds Rate plus (ii) 1/2 of 1%; each change in the
                                      ----
Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

     "Base Rate Loan" means any Loan bearing interest at a rate based upon the
      --------------
Base Rate as provided in Section 5.1(a).

     "Benefited Lender" shall have the meaning assigned thereto in Section 5.6.
      ----------------

     "Borrower Fixed Charges" means, for any period, the sum of the following
      ----------------------
determined on a Consolidated basis, without duplication, for the Borrowers and their Subsidiaries in accordance with GAAP: (a) scheduled principal and interest payments, (b) Capital Expenditures, (c) cash taxes and (d) cash dividends.

     "Borrower Leverage Ratio" means with respect to the Borrowers and their
      -----------------------
Subsidiaries on a Consolidated basis as of the last day of any fiscal quarter, the ratio of (a) Total Debt thereof as of such date to (b) EBITDA thereof for the six-month period ending on such date times two (2).
                                         -----

     "Borrowers" means Choice One Communications of New York Inc., a Delaware
      ---------
corporation; Choice One Communications of Pennsylvania Inc., a Delaware corporation; Choice One Communications of Massachusetts Inc., a Delaware corporation; Choice One of New Hampshire Inc., a Delaware corporation, Choice One Communications of Ohio Inc., a Delaware Corporation, Choice One Communications of Maine Inc., a Delaware corporation, Choice One Communications of Vermont Inc., a Delaware corporation, Choice One Communications of Rhode Island Inc., a Delaware corporation, Choice One Communications of Connecticut Inc., a Delaware corporation, Choice One Communications International Inc., a Delaware corporation; and any additional Subsidiary that becomes a Borrower hereunder pursuant to Section 9.12, each in its capacity as borrower hereunder.

     "Borrowing Base" means (a) during any Stage 1 Covenant Period, an amount
      --------------
equal to, with respect to Completed Cities, one hundred percent (100%) of Telecommunications Equipment and, with respect to any Non-Completed Cities, seventy percent (70%) of Telecommunications Equipment, in each case, owned by the Borrowers and their Subsidiaries as of the most recent calendar month end for which financial information has been delivered pursuant to Section 8.1(a), and (b) during any Stage 2 Covenant Period, an amount equal to the Aggregate Commitment then in effect. The Administrative Agent, with the written consent of the Required Lenders, shall have the right based on any field audit completed pursuant to Section 9.11 to adjust the items or value of Telecommunications Equipment included in the Borrowing Base from time to time by written notice to the Borrowers and Lenders upon completing any such audit.

     "Business Day" means (a) for all purposes other than as set forth in clause
      ------------
(b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

     "Cash Equivalents" shall have the meaning assigned thereto in Section
      ----------------
11.4(b).

     "Capital Asset" means, with respect to the Borrowers and their
      -------------
Subsidiaries, any asset that should, in accordance with GAAP, be classified and accounted for as a capital asset on a Consolidated balance sheet of the Borrowers and their Subsidiaries.

     "Capital Expenditures" means, with respect to the Borrowers and their
      --------------------
Subsidiaries for any period, the aggregate cost of all Capital Assets acquired by the Borrowers and/or their Subsidiaries during such period, less capitalized
                                                               ----
labor, each as determined in accordance with GAAP.

     "Capital Lease" means, with respect to the Company and its Subsidiaries, or
      -------------
the Borrowers and their Subsidiaries, as applicable, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet thereof.

     "Change in Control" shall have the meaning assigned thereto in Section
      -----------------
12.1(i).

     "CLEC" means a competitive local exchange carrier under applicable
      ----
Communications Law.

     "Closing Date" means the date of this Agreement or such later Business Day
      ------------
upon which each condition described in Section 6.2 shall be satisfied or waived in all respects in a manner acceptable to the Administrative Agent in its reasonable discretion.

     "Code" means the Internal Revenue Code of 1986, and the rules and
      ----
regulations thereunder, each as amended, supplemented or otherwise modified.

     "Commitment" means, as to any Lender, the sum of such Lender's Revolving
      ----------
Credit Commitment and Term Loan Commitment as set forth opposite such Lender's name on Schedule 1 hereto, as the same may be reduced or modified at any time or
        ----------
from time to time pursuant to the terms hereof.

     "Commitment Percentage" means, as to any Lender at any time, the ratio of
      ---------------------
(a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment of all of the Lenders.

     "Communications Law" means the Communications Act of 1934, as amended, and
      ------------------
all rules and regulations thereunder, or any successor statute or statutes thereto (including, without limitation, the Telecommunications Act of 1996) and all rules and regulations thereunder, and all rules and regulations of the FCC, any applicable PUC or any other applicable Governmental Authority related to the provision of telecommunication or broadcast services, each as amended or supplemented from time to time.

     "Communications License" means any license for the provision of CLEC
      ----------------------
telephony service, and any other license, permit, consent, certificate of compliance, franchise, approval, waiver or authorization granted or issued by FCC or other applicable Governmental Authority, including, without limitation, any PUC, each of the foregoing authorizing or permitting the acquisition, construction or operation of Network Facilities or any other system for the provision of CLEC telephony service.

     "Company" means Choice One Communications Inc., a Delaware corporation, and
      -------
its successors and permitted assigns.

     "Company Fixed Charges" means, for any period, the sum of the following
      ---------------------
determined on a Consolidated basis, without duplication, for the Company and its Subsidiaries in accordance with GAAP: (a) scheduled principal and interest payments, (b) Capital Expenditures, (c) cash taxes and (d) cash dividends.

     "Company Notes" means the Company Senior Notes or the Company Subordinated
      -------------
Notes, as applicable.

     "Company Senior Notes" shall have the meaning assigned thereto in Section
      --------------------
11.1(c).

     "Company Subordinated Notes" shall have the meaning assigned thereto in
      --------------------------
Section 11.1(c).

     "Company Leverage Ratio" means with respect to the Company and its
      ----------------------
Subsidiaries on a Consolidated basis as of the last day of any fiscal quarter, the ratio of (a) Total Debt thereof as of such date to (b) EBITDA of the Borrowers for the six-month period ending on such date times two (2).
                                                       -----

     "Completed City" means any city in a Permitted Market with respect to which
      --------------
the Borrowers (i) are switching paid traffic on their own Network Facilities through a Switch owned by the Company or any Subsidiary, (ii) have obtained all necessary Governmental Approvals, and (iii) have operational sales, customer service and billing systems to the reasonable satisfaction of the Administrative Agent.

     "Consolidated" means, when used with reference to financial statements or
      ------------
financial statement items of the Company and its Subsidiaries, or the Borrowers and their Subsidiaries, as applicable, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

     "Contributed Capital" means, with respect to the Borrowers and their
      -------------------
Subsidiaries at any date of determination, all consideration paid on and prior to such date for the common and preferred stock thereof, determined on a Consolidated basis in accordance with GAAP.

     "Credit Facility" means, collectively, the Revolving Credit Facility, the
      ---------------
Term Loan Facility and the L/C Facility.

     "DSL" means technology which permits broadband transmission over copper
      ---
telephone lines, allowing for the provision of high speed data services.

     "Debt" means, with respect to the Company and its Subsidiaries or the
      ----
Borrowers and their Subsidiaries, as applicable, at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, (c) all obligations of any such Person as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of any of the Company and its Subsidiaries or the Borrowers and their Subsidiaries, as applicable, (e) all Guaranty Obligations of any such Person, except as permitted by Section 11.2(c), (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including without limitation any Reimbursement Obligation, and banker's acceptances issued for the account of any such Person, (g) all obligations of any such Person to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of such Person and (h) all net termination payments (or other net obligations) owed by any such Person pursuant to Hedging Agreements.

     "Default" means any of the events specified in Section 12.1 which with the
      -------
passage of time, the giving of notice or any other condition, would constitute an Event of Default.

     "Disputes" shall have the meaning set forth in Section 15.6.
      --------

     "Documentation Agent" means CIBC Inc. in its capacity as Documentation
      -------------------
Agent.

     "Dollars" or "$" means, unless otherwise qualified, dollars in lawful
      --------------
currency of the United States.

     "EBITDA" means, with respect to the Company and its Subsidiaries or the
      ------
Borrowers and their Subsidiaries, as applicable, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrowers and their Subsidiaries in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in
            ----
determining Net Income: (i) income and franchise taxes, (ii) Interest Expense,
(iii) amortization, depreciation and other non-cash charges less (c) (i)
                                                            ----
capitalized labor, (ii) interest income and (iii) any extraordinary gains. EBITDA shall be adjusted in a manner reasonably satisfactory to the Administrative Agent to include, on a pro forma basis, as of the first day of any calculation period any acquisition consummated during such period in accordance with this Agreement and exclude, on a pro forma basis, as of the first day of any calculation period any Subsidiary or assets sold in accordance with this Agreement during such period.

     "Eligible Assignee" means, with respect to any assignment of the rights,
      -----------------
interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having combined capital and surplus in excess of $500,000,000, (c) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, or (f) any other Person that has been approved in writing as an Eligible Assignee by the Company and the Administrative Agent.

     "Employee Benefit Plan" means any employee benefit plan within the meaning
      ---------------------
of Section 3(3) of ERISA which (a) is maintained for employees of the Borrowers or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees of the Borrowers or any current or former ERISA Affiliate.

     "Environmental Laws" means any and all federal, state and local laws,
      ------------------
statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

     "Equity Documents" means the LLC Agreement and the Transaction Agreement.
      ----------------

     "ERISA" means the Employee Retirement Income Security Act of 1974, and the
      -----
rules and regulations thereunder, each as amended, supplemented or otherwise modified.

     "ERISA Affiliate" means any Person who together with the Company is treated
      ---------------
as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

     "Eurodollar Reserve Percentage" means, for any day, the percentage
      -----------------------------
(expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

     "Event of Default" means any of the events specified in Section 12.1;
      ----------------
provided, that any requirement for passage of time, giving of notice, or any
--------
other condition, has been satisfied.

     "Excess Cash Flow" means, with respect to the Company and its Subsidiaries
      ----------------
for any period, the sum of the following for such period (a) EBITDA minus (b)
                                                                    -----
the sum of (i) Company Fixed Charges, plus (ii) to the extent not already
                                      ----
included in Company Fixed Charges, all
optional prepayments of the Term Loans and any other Debt which does not permit the reborrowing of amounts prepaid, plus (minus) (iii) decrease (increase) in Working Capital.

     "Excess Proceeds" shall have the meaning assigned thereto in Section
      ---------------
4.4(c)(vi).

     "Expanded Business Plan" means any Approved Business Plan with respect to
      ----------------------
the buildout of markets other than those included in the definition of Permitted Markets which expanded business plan has been approved by the Required Lenders (such approval not to be unreasonably withheld or delayed).

     "Extensions of Credit" means, as to any Lender at any time, (a) an amount
      --------------------
equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender's Revolving Credit Commitment Percentage of the L/C Obligations then outstanding, (iii) such Lender's Revolving Credit Commitment Percentage of the Swingline Loans then outstanding and (iv) the aggregate principal amount of all Term Loans made by such Lender then outstanding, or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires.

     "FCC" means the Federal Communications Commission or any successor
      ---
Governmental Authority.

     "FDIC" means the Federal Deposit Insurance Corporation, or any successor
      ----
thereto.

     "Federal Funds Rate" means, the rate per annum (rounded upwards, if
      ------------------
necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediate preceding Business Day.

     "Final Maturity Date" means the later to occur of the Revolving Credit
      -------------------
Termination Date and the Term Loan Maturity Date.

     "First Union" means First Union Investors, Inc. and its successors.
      -----------

     "Fiscal Year" means the fiscal year of the Borrowers and their Subsidiaries
      -----------
ending on December 31.

     "GAAP" means generally accepted accounting principles, as recognized by the
      ----
American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Company and its Subsidiaries and the Borrowers and their Subsidiaries, as applicable, throughout the period indicated.

     "Governmental Approvals" means all authorizations, consents, approvals,
      ----------------------
licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

     "Governmental Authority" means any nation, province, state or political
      ----------------------
subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Guarantor" means the Company in its capacity as guarantor under the
      ---------
Guaranty.

     "Guaranty" means the unconditional guaranty of the Obligations by the
      --------
Company under Article XIV hereof.

     "Guaranteed Obligations" shall have the meaning assigned thereto in Section
      ----------------------
14.1.

     "Guaranty Obligation" means, with respect to the Company and its
      -------------------
Subsidiaries, or the Borrowers and their Subsidiaries, as applicable, at any date and without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include
                   --------
endorsements for collection or deposit in the ordinary course of business.

     "Hazardous Materials" means any substances or materials (a) which are or
      -------------------
become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Applicable Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Applicable Law, (d) the discharge or emission or release of which requires a permit or license under any Applicable Law or other Governmental Approval, (e) which are deemed to constitute a nuisance, a trespass or pose a health or safety hazard to persons or neighboring properties, (f) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

     "Hedging Agreement" means any agreement with respect to an interest rate
      -----------------
swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrowers, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified.

     "IPO Dissolution" shall have the meaning assigned thereto in Section
      ---------------
12.1(i).

     "Interconnection Agreement" means any interconnection agreement entered
      -------------------------
into by any Borrower, and any other agreement entered into thereby with respect to collocation of Telecommunications Equipment, in each case with another telecommunications provider.

     "Interest Expense" means, for any period, total interest expense
      ----------------
(including, without limitation, interest expense attributable to Capital Leases and plus all net payment obligations pursuant to Hedging Agreements) determined on a consolidated basis, without duplication, for the Borrowers and their Subsidiaries in accordance with GAAP.

     "Interest Period" shall have the meaning assigned thereto in Section
      ---------------
5.1(b).

     "Investor Equity" means any strategic equity investment in the Company by
      ---------------
any Person (other than Sponsor Equity) on or prior to the Term Loan Commitment Termination Date which investment shall be on terms and conditions and from an investor reasonably satisfactory to the Required Lenders.

     "ISPA98" means the International Standby Practices (1998 Revision,
      ------
effective January 1, 1999), International Chamber of Commerce Publication No.
590.

     "Issuing Lender" means First Union (or applicable affiliate thereof
      --------------
designated by First Union), in its capacity as issuer of any Letter of Credit, or any successor thereto.

     "Joinder Agreement" means, collectively, each joinder agreement executed in
      -----------------
favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit J.
                                      ---------

     "L/C Commitment" means the lesser of (a) $2,000,000 and (b) the Revolving
      --------------
Credit Commitment.

     "L/C Facility" means the letter of credit facility established pursuant to
      ------------
Article III hereof.

     "L/C Obligations" means at any time, an amount equal to the sum of (a) the
      ---------------
aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

     "L/C Participants" means the collective reference to all the Lenders other
      ----------------
than the Issuing Lender.

     "Lender" means each Person executing this Agreement as a Lender (including,
      ------
without limitation, the Issuing Lender and the Swingline Lender unless the context otherwise requires) set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 15.10.

     "Lending Office" means, with respect to any Lender, the office of such
      --------------
Lender maintaining such Lender's Commitment Percentage of the Extensions of Credit.

     "Letters of Credit" shall have the meaning assigned thereto in Section 3.1.
      -----------------

     "Level 1 Equity/Market EBITDA Period" means the period commencing on the
      -----------------------------------
Closing Date and ending on the earlier of (a) the day immediately prior to the first day of the Level 2 Equity/Market EBITDA Period or (b) the day immediately prior to the first day of the Stage 2 Covenant Period.

     "Level 2 Equity/Market EBITDA Period" means the period commencing on the
      -----------------------------------
first day after the Borrowers have (a) received Contributed Capital of at least $100,000,000 and (b) achieved positive Market EBITDA in any five (5) Permitted Markets for a period of two (2) consecutive fiscal quarters and ending on the day immediately prior to the first day of the Stage 2 Covenant Period.

     "LIBOR" means the rate of interest per annum determined on the basis of the
      -----
rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to the applicable Interest Period which appears on the Dow Jones Market Screen 3750 at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period. If, for any reason, such rate does not appear on the Dow Jones Market Screen 3750, then "LIBOR" shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

     "LIBOR Rate" means a rate per annum (rounded upwards, if necessary, to the
      ----------
next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula.

     LIBOR Rate =                 LIBOR
                 ----------------------------------------
                    1.00-Eurodollar Reserve Percentage

     "LIBOR Rate Loan" means any Loan bearing interest at a rate based upon the
      ---------------
LIBOR Rate as provided in Section 5.1(a).

     "Lien" means, with respect to any asset, any mortgage,  lien pledge,
      ----
charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

     "LLC" means Choice One Communications LLC, a Delaware limited liability
      ---
company, and it successors and permitted assigns.

     "LLC Agreement" means the Limited Liability Company Agreement of the LLC
      -------------
dated as of July 8, 1998 by and among the members party thereto, as modified prior to the date hereof, and as may be further amended, restated or otherwise modified subject to the terms hereof.

     "Loans" means the collective reference to the Revolving Credit Loans, the
      -----
Term Loans and the Swingline Loans and "Loan" means any of such Loans.

     "Loan Documents" means, collectively, this Agreement, the Notes, the
      --------------
Applications, any Hedging Agreement with any Lender (which such Hedging Agreement is permitted or required hereunder), the Security Documents, the Syndication Letter, each Joinder Agreement and each other document, instrument, certificate and agreement executed and delivered by the Company or any of its Subsidiaries or their counsel in connection with this Agreement, all as may be amended, restated or otherwise modified.

     "Lucent Agreement" means the General Agreement Number LNM980612RMCO,
      ----------------
effective as of July 17, 1998, by and between Choice One and Lucent Technologies Inc.

     "Market EBITDA" means, for any period, the sum of the following, without
      -------------
duplication for the Borrowers and their Subsidiaries with respect to a given Permitted Market in accordance with GAAP: (a) Net Income for such period for such Permitted Market plus (b) the sum of the following to the extent deducted
                      ----
in determining such Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, depreciation and other non-cash charges and (iv) corporate overhead costs and/or allocation to such Permitted Market less (c)
                                                                    ----
interest income and any extraordinary gains with respect to such Permitted
Market.

     "Material Adverse Effect"  means, with respect to the Company and its
      -----------------------
Subsidiaries, a material adverse effect on (a) the properties, business, prospects, operations or condition (financial or otherwise) of such Persons taken as a whole or (b) the ability of any such Person to perform its obligations under the Loan Documents to which it is a party or (c) during the Stage 1 Covenant period, any liability to the Company or its Subsidiaries (other than liabilities incurred thereby which are permitted hereunder) in excess of $1,000,000.

     "Material Contract" means (a) any contract or other agreement, written or
      -----------------
oral, of the Borrowers or any of their Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $1,000,000 per annum, (b) the Lucent Agreement, any Interconnection Agreement or any other Network Agreement or (c) any other contract or agreement, of the Borrowers or any of their Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

     "Mortgage" means each fee or leasehold mortgage, deed of trust, or
      --------
collateral assignment of lease, executed by a Borrower or Subsidiary in favor of the Administrative Agent (and in form and substance reasonably satisfactory thereto) for the ratable benefit of itself and the Lenders, as each such agreement may be amended, restated or otherwise modified.

     "MSCP" means, collectively, Morgan Stanley Capital Partners III, L.P.,
      ----
Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions within the preceding six years.

     "Net Cash Proceeds" means, as applicable, (a) with respect to any sale or
      -----------------
other disposition of assets, the gross cash proceeds received by the Company or any of its Subsidiaries from such sale less the sum of (i) all income taxes and
                                       ----
other taxes assessed or estimated by the Company (with such amount approved by the Administrative Agent) to be assessed by a Governmental Authority as a result of such sale and any other fees and expenses incurred in connection therewith and (ii) the principal amount of, premium, if any, and interest on any Debt secured by a Lien on the asset (or a portion thereof) sold, which Debt is required to be repaid in connection with such sale, (b) with respect to any offering of capital stock or issuance of Debt, the gross cash proceeds received by the Company or any of its Subsidiaries therefrom less all legal, underwriting
                                                    ----
and other fees and expenses incurred in connection therewith and (c) with respect to any payment under an insurance policy or in connection with a condemnation proceeding, the amount of cash proceeds received by the Company or its Subsidiaries from an insurance company or Governmental Authority, as applicable, net of all expenses of collection; provided that, notwithstanding clause (b) to the contrary, Net Cash Proceeds shall not include the proceeds from the issuance of (x) capital stock by any Subsidiary to the Company or any other Subsidiary, (y) stock options or warrants by the Company or any of its Subsidiaries to any director, officer or employee thereof in connection with such Person's employment or hire after the Closing Date, or (z), capital stock by the Company or any other Subsidiary in connection with exercise of stock options or warrants held by any director, officer or employee of the Company or any of its Subsidiaries; so long as, in the case of clauses (y) and (z), such stock options or warrants are granted or issued pursuant to a plan or other employment agreement duly approved by the board of directors of the applicable entity.

     "Net Income" means, with respect to the Borrowers and their Subsidiaries
      ----------
for any period, the net income (or loss) of such Persons for such period calculated on a Consolidated basis in accordance with GAAP; provided, that there
                                                            --------
shall be excluded from net income (or loss): (a) the income (or loss) of any Person (other than a Wholly-Owned Subsidiary of a Borrower) in which a Borrower or Subsidiary has an ownership interest unless received by such Borrower or Subsidiary in a cash distribution and (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary or is merged into or consolidated with a Borrower or Subsidiary.

     "Network Agreement" means any Interconnection Agreement or other document
      -----------------
or agreement entered into by any Borrower or any of its Subsidiaries regarding the use, operation or maintenance of, or otherwise concerning, any of the Network Facilities.

     "Network Facility" means the Switches and network of digital and analog
      ----------------
facilities owned or leased by any Borrower or any of its Subsidiaries for use in the provision of CLEC telephony service or other voice or data transmission services.

     "Non-Completed City" means any city in a Permitted Market that, as of any
      ------------------
date of determination, does not constitute a Completed City.

     "Notice of Account Designation" shall have the meaning assigned thereto in
      -----------------------------
Section 2.3(b).

     "Notice of Borrowing" shall have the meaning assigned thereto in Section
      -------------------
2.3(a).

     "Notice of Conversion/Continuation" shall have the meaning assigned thereto
      ---------------------------------
in Section 5.2.

     "Notice of Prepayment" shall have the meaning assigned thereto in Section
      --------------------
2.4(d).

     "Obligations" means, in each case, whether now in existence or hereafter
      -----------
arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, (c) all payment and other obligations owing by any Borrower to any Lender or the Administrative Agent under any Hedging Agreement related to the Obligations with any Lender (which such Hedging Agreement is permitted or required hereunder), and (d) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Company or any Borrower to the Lenders or the Administrative Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, in each case under or in respect of this Agreement, any Note, any Letter of Credit or any of the other Loan Documents.

     "Officer's Compliance Certificate" shall have the meaning assigned thereto
      --------------------------------
in Section 8.2.

     "Other Taxes" shall have the meaning assigned thereto in Section 5.11(b).
      -----------

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor
      ----
agency.

     "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer
      ------------
Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained for employees of the Company or any ERISA Affiliates or (b) has at any time within the preceding six years been maintained for the employees of the Company or any of their current or former ERISA Affiliates.

     "Person" means an individual, corporation, limited liability company,
      ------
partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

     "Permitted Markets" means the collective reference to (i) voice and DSL
      -----------------
network buildout in Hartford, CT; New Haven, CT; Syracuse, NY; Albany, NY; Buffalo, NY; Pittsburgh, PA; Providence, RI; Springfield, MA; Worcester, MA; Manchester, NH and Rochester, NY; (ii) DSL network buildout only Harrisburg, PA; Allentown, PA and Scranton, PA; (iii) voice network buildout only in Harrisburg, PA; Allentown, PA and Scranton, PA in each case to the extent approved by the board of directors of the Company and the Required Lenders; (iv) and voice and/or DSL network buildout in one (1) other city to the extent approved by the board of directors of the Company and the Required Lenders; and (v) any additional market approved in writing by the Required Lenders.

     "Pledge Agreement" means the amended and restated pledge agreement of even
      ----------------
date executed by the Company and the Borrowers in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit I, as amended, restated or otherwise modified.
        ---------

     "PP&E" means with respect to the Borrowers and their Subsidiaries as of any
      ----
date of determination, the gross property, plant and equipment (including capitalized labor) thereof as of such date determined on a Consolidated basis in accordance with GAAP.

     "Prime Rate" means, at any time, the rate of interest per annum publicly
      ----------
announced from time to time by First Union National Bank as its prime rate.
Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union National Bank as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

     "PUC" means any state, provincial or other local regulatory agency or body
      ---
that exercises jurisdiction over the rates or services or the ownership, construction or operation of any Network Facility or CLEC telephony system or over Persons who own, construct or operate a Network Facility or any such system, in each case by reason of the nature or type of the business subject to regulation and not pursuant to laws and regulations of general applicability to Persons conducting business in any such jurisdiction.

     "Public Offering" shall have the meaning given thereto in the Transaction
      ---------------
Agreement.

     "PUC Authorizations" means all applications, filings, reports, documents,
      ------------------
recordings and registrations with, and all validations, exemptions, franchises, waivers, approvals, orders or authorizations, consents, licenses, certificates and permits from, any PUC.

     "Register" shall have the meaning assigned thereto in Section 15.10(d).
      --------

     "Reimbursement Obligation" means the obligation of the Borrowers to
      ------------------------
reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

     "Required Lenders" means, at any date, any combination of Lenders whose
      ----------------
Commitment Percentages aggregate at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate

Commitment, or, if the Credit Facility has been terminated pursuant to Section 12.2, any combination of Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the aggregate Extensions of Credit.

     "Responsible Officer" means any of the following: the chief executive
      -------------------
officer, chief financial officer or vice president of finance of the Company or any Borrower, as applicable, or any other officer thereof reasonably acceptable to the Administrative Agent.

     "Revolving Credit Commitment" means (a) as to any Lender, the obligation of
      ---------------------------
such Lender to make Revolving Credit Loans for the account of the Borrowers hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1 hereto as such
                                                    ----------
amount may be reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Loans, as such amount may be reduced at any time or from time to time pursuant to the terms hereof. The Revolving Credit Commitment of all Lenders on the Closing Date shall be $100,000,000.

     "Revolving Credit Commitment Percentage" means, as to any Lender at any
      --------------------------------------
time, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the Revolving Credit Commitments of all Lenders.

     "Revolving Credit Facility" means the revolving credit facility established
      -------------------------
pursuant to Article II hereof.

     "Revolving Credit Loans" means any revolving loan made to the Borrowers
      ----------------------
pursuant to Section 2.1, and all such revolving loans collectively as the context requires.

     "Revolving Credit Notes" means the collective reference to the Revolving
      ----------------------
Credit Notes made by the Borrowers payable to the order of each Lender, substantially in the form of Exhibit A-1 hereto, evidencing the Revolving Credit
                             -----------
Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Revolving Credit Note" means any of such Revolving Credit Notes.

     "Revolving Credit Termination Date" means the earliest of the dates
      ---------------------------------
referred to in Section 2.7.

     "Security Agreement" means the amended and restated security agreement of
      ------------------
even date executed by the Company and the Borrowers in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of Exhibit H, as amended, restated or otherwise
                             ---------
modified.

     "Security Documents" means the collective reference to the Security
      ------------------
Agreement, the Pledge Agreement, each Mortgage, and each other agreement or writing pursuant to which any Borrower or any Subsidiary thereof purports to pledge or grant a security interest in any property or assets securing the Obligations or any such Person purports to guaranty the payment and/or performance of the Obligations.

     "Solvent" means, with respect to the Company, each Borrower and its
      -------
Subsidiaries on a particular date, that any such Person (a) has capital (or access to immediately available capital, including, if applicable, under the Credit Facility), sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

     "Sponsor Equity" means any equity investment in the Company by the LLC with
      --------------
the proceeds of the equity commitments set forth in the LLC Agreement and the Transaction Agreement.

     "Stage 1 Covenant Period" means the period commencing on the Closing Date
      -----------------------
and ending on the day immediately prior to the first day of the Stage 2 Covenant Period.

     "Stage 2 Covenant Period" means the period commencing on the first day
      -----------------------
following the fiscal quarter in respect of which the Company has delivered financial information pursuant to Section 8.1(b) and the accompanying Officer's Compliance Certificate in each case evidencing that (a) the Company Leverage Ratio (as at the last day of such quarter) is less than 10.0 to 1.0 (but greater than zero), (b) the Borrower Leverage Ratio (as at the last day of such quarter) is less than 6.0 to 1.0 (but greater than zero) and (c) EBITDA for the Borrowers for the two fiscal quarters then ended was a positive number.

     "Stage 2 Effective Date" means the first day of the Stage 2 Covenant
      ----------------------
Period.

     "Subordinated Debt" means the Company Subordinated Notes and any other Debt
      -----------------
of the Borrowers or any Subsidiary thereof subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent and the Required Lenders.

     "Subsidiary" means as to any Person, any corporation, partnership, limited
      ----------
liability company or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time, directly or indirectly, owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Company (and such references shall include any such Subsidiary which is also a Borrower).

     "Swingline Commitment" means the lesser of (a) $2,000,000 and (b) the
      --------------------
Revolving Credit Commitment.

     "Swingline Facility" means the swingline facility established pursuant to
      ------------------
Section 2.2.

     "Swingline Lender" means First Union in its capacity as swingline lender
      ----------------
hereunder.

     "Swingline Loan" means any swingline loan made by the Swingline Lender to
      --------------
the Borrowers pursuant to Section 2.2, and all such swingline loans collectively as the context requires.

     "Swingline Note" means the Swingline Note made by the Borrowers payable to
      --------------
the order of the Swingline Lender, substantially in the form of Exhibit A-2
                                                                -----------
hereto, evidencing the Swingline Loans, and any amendments, modifications or supplements thereto, any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part.

     "Swingline Termination Date" means the first to occur of (a) the
      --------------------------
resignation of First Union as Administrative Agent in accordance with Section
13.9 and (b) the Revolving Credit Termination Date.

     "Switch" means any Lucent 5-ESS Switch or other comparable switch for the
      ------
provision of CLEC telephony service or a packet-based switch for the provision of DSL and/or voice services.

     "Syndication Agent" means General Electric Capital Corporation in its
      -----------------
capacity as Syndication Agent.

     "Syndication Letter" means that certain letter agreement dated as of even
      ------------------
date herewith among the Company, the Agents and certain affiliates thereof regarding the syndication of the Credit Facility.

     "Taxes" shall have the meaning assigned thereto in Section 5.11(a).
      -----

     "Telecommunications Equipment" means fiber optic cable, Switches,
      ----------------------------
transmission equipment and other ancillary hardware necessary for the installation and operation of a switch room or central office and collocation with other telecommunications providers which will enable the Borrowers to offer CLEC telephony and DSL. Telecommunications Equipment shall also include software associated with the Network Facility and back office systems (including without limitation billing systems, operations systems and support, customer service and DSL services) and other related software and hardware products integral to developing a viable CLEC telephony and DSL business. For purposes of determining the Borrowing Base, Telecommunications Equipment shall equal the cost thereof as reflected in the invoices delivered with the financial information pursuant to Section 8.1(a) and each applicable accompanying Officer's Compliance Certificate.

     "Term Loans" means the term loans to be made to the Borrowers by the
      ----------
Lenders pursuant to Section 4.1.

     "Term Loan Commitment" means (a) as to any Lender, the obligation of such
      --------------------
Lender to make the Term Loans to the account of the Borrowers hereunder in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule 1 hereto, as such amount may be reduced or modified at
                 ----------
any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment to make Term Loans. The Term Loan Commitment of all Lenders as of the Closing Date shall be $50,000,000.

     "Term Loan Commitment Termination Date" means the first to occur of (a) the
      -------------------------------------
first anniversary of the Closing Date, (b) the date of termination by the Borrowers pursuant to Section 4.4(a), or (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 12.2(a).

     "Term Loan Percentage" means, as to any Lender, (a) on or prior to the Term
      --------------------
Loan Commitment Termination Date, the ratio of (i) the Term Loan Commitment of such Lender to (ii) the Term Loan Commitments of all Lenders and (b) after the Term Loans Commitment Termination Date are made, the ratio of (i) the outstanding principal balance of the Term Loans of such Lender to (ii) the aggregate outstanding balance of the Term Loans of all Lenders.

     "Term Loan Facility" means the term loan facility established pursuant to
      ------------------
Article IV.

     "Term Loan Maturity Date" means the first to occur of (a) November 2, 2007,
      -----------------------
(b) the date of termination by the Borrowers pursuant to Section 4.4(a), or (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 12.2(a).

     "Term Notes" means the Term Notes made by the Borrowers payable to the
      ----------
order of each of the Lenders, substantially in the form of Exhibit A-3 hereto,
                                                           -----------
evidencing the Debt incurred by the Borrowers pursuant to the Term Loan Facility, and any amendments, modifications and supplements thereto, any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part.

     "Termination Event" means: (a) a "Reportable Event" described in Section
      -----------------
4043 of ERISA, or (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the partial or complete withdrawal of the Company or any ERISA Affiliate from a Multiemployer Plan, or (g) the imposition of a Lien pursuant to
Section 412 of the Code or Section 302 of ERISA, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

     "Total Debt" means, without duplication, all Debt of the Borrowers and
      ----------
their Subsidiaries or of the Company and its Subsidiaries, as applicable, determined on a Consolidated basis at any date of determination.

     "Total Debt/Contributed Capital Ratio" shall have the meaning assigned
      ------------------------------------
thereto in Section 10.1(a).

     "Total Revenue" means, with respect to the Borrowers and their Subsidiaries
      -------------
for any period, total revenue thereof for such period determined on a Consolidated basis in accordance with GAAP.

     "Tranche 2 Equity" shall have the meaning given thereto in the Transaction
      ----------------
Agreement.

     "Transaction Agreement" means the Transaction Agreement dated as of July 8,
      ---------------------
1998 by and among the Company, the LLC, and the investors party thereto, as modified prior to the date hereof, and as further may be amended, restated or modified subject to the terms hereof.

     "Uniform Customs" means the Uniform Customs and Practice for Documentary
      ---------------
Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

     "UCC" means the Uniform Commercial Code as in effect in the State of North
      ---
Carolina, as amended, restated or otherwise modified.

     "United States" means the United States of America.
      -------------

     "Wholly-Owned" means, with respect to a Subsidiary, that all of the shares
      ------------
of capital stock or other ownership interests of such Subsidiary are, directly or indirectly, owned or controlled by a Borrower or the Company, as applicable, and/or one or more of its Wholly-Owned Subsidiaries.

     "Working Capital" means, as of any date of determination with respect to
      ---------------
the Borrowers and their Subsidiaries on a Consolidated basis without duplication, the sum of the following determined utilizing financial statements prepared in accordance with GAAP (i) current assets (excluding cash and unrestricted Cash Equivalents) minus (ii) current liabilities (excluding any
                               -----
current portion of Debt included therein) in each case as of such date of determination.

     SECTION 1.2    General.  Unless otherwise specified, a reference in this
                    -------
Agreement to a particular article, section, subsection, Schedule or Exhibit is a reference to that article, section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

     SECTION 1.3    Other Definitions and Provisions.
                    --------------------------------

     (a)  Use of Capitalized Terms.  Unless otherwise defined therein, all
          ------------------------
capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

     (b)  Miscellaneous.  The words "hereof", "herein" and "hereunder" and words
          -------------
of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                                   ARTICLE II

                           REVOLVING CREDIT FACILITY
                           -------------------------

     SECTION 2.1    Revolving Credit Loans.  Subject to the terms and conditions
                    ----------------------
of this Agreement, each Lender severally agrees to make Revolving Credit Loans to the Borrowers from time to time from the Closing Date through the Revolving Credit Termination Date as requested by the Borrowers in accordance with the terms of Section 2.3; provided, that (a) the aggregate principal amount of all
                      --------
outstanding Revolving Credit Loans (after giving effect to any amount requested) shall not exceed the lesser of (i) the Borrowing Base less the sum of all L/C
                                                      ----
Obligations, all outstanding Swingline Loans and all outstanding Term Loans and
(ii) the Revolving Credit Commitment less the sum of all L/C Obligations, all
                                     ----
outstanding Swingline Loans and (b) the principal amount of outstanding Revolving Credit Loans from any Lender to the Borrowers shall not at any time exceed such Lender's Revolving Credit Commitment less such Lender's Revolving
                                                 ----
Credit Commitment Percentage of the sum of all outstanding L/C Obligations and all outstanding Swingline Loans. Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender's Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Termination Date.

     SECTION 2.2    Swingline Loans.
                    ---------------

     (a)  Availability.  Subject to the terms and conditions of this Agreement,
          ------------
the Swingline Lender agrees to make Swingline Loans to the Borrowers from time to time from the Closing Date to, but not including, the Swingline Termination Date; provided, that the aggregate principal amount of all outstanding Swingline
      --------
Loans (after giving effect to any amount requested), shall not exceed the lesser of (i) the Revolving Credit Commitment less the sum of all outstanding Revolving Credit Loans and L/C Obligations and (ii) the Swingline Commitment.

     (b)  Refunding.
          ---------

          (i) Swingline Loans shall be refunded by the Lenders on demand by the Swingline Lender. Such refundings shall be made by the Lenders in accordance with their respective Revolving Credit Commitment Percentages and shall thereafter be reflected as

Revolving Credit Loans of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Revolving Credit Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon demand by the Swingline Lender but in no event later than 2:00 p.m. (Charlotte time) on the next succeeding Business Day after such demand is made. No Lender's obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Lender's failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Lender's Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan.

          (ii) The Borrowers shall pay to the Swingline Lender on demand the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, the Borrowers hereby authorize the Administrative Agent to charge any account maintained by the Borrowers with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrowers from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Revolving Credit Commitment Percentages (unless the amounts so recovered by or on behalf of the Borrowers pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 13.5 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable).

          (iii) Each Lender acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section 2.2 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article VI. Further, each Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Loans pursuant to this
Section 2.2, one of the events described in Section 12.1(j) or (k) shall have occurred, each Lender will, on the date the applicable Revolving Credit Loan would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Revolving Credit Commitment Percentage of the aggregate amount of such Swingline Loan. Each Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Lender such Lender's participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

     SECTION 2.3    Procedure for Advances of Revolving Credit and Swingline
                    --------------------------------------------------------
Loans.
-----

     (a)  Requests for Borrowing.  The Borrowers shall give the Administrative
          ----------------------
Agent irrevocable prior written notice in the form attached hereto as Exhibit B
                                                                      ---------
(a "Notice of Borrowing") not later than 11:00 a.m. (Charlotte time) (i) on the same Business Day as each Base Rate Loan and each Swingline Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be in an amount equal to the maximum amount of the Revolving Credit Commitment then available to the Borrowers, or if less, (x) with respect to Base Rate Loans in an aggregate principal amount of $500,000 or a whole multiple of $250,000 in excess thereof,
(y) with respect to LIBOR Rate Loans in an aggregate principal amount of $2,000,000 or a whole multiple of $500,000 in excess thereof and (z) with respect to Swingline Loans in an aggregate principal amount of $100,000 or any amount in excess thereof, (C) whether such Loan is to be a Revolving Credit Loan or a Swingline Loan, (D) in the case of a Revolving Credit Loan, whether the Loans are to be LIBOR Rate Loans or Base Rate Loans, and (E) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. A Notice of Borrowing received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each such Notice of Borrowing.

     (b)  Disbursement of Revolving Credit and Swingline Loans.  Not later than
          ----------------------------------------------------
2:00 p.m. (Charlotte time) on the proposed borrowing date, (i) each Lender will make available to the Administrative Agent, for the account of the Borrowers, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of the Borrowers, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.3 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrowers identified in the most recent notice substantially in the form of Exhibit C hereto (a "Notice of
                                                ---------
Account Designation") delivered by the Borrowers to the Administrative Agent or may be otherwise agreed upon by the Borrowers and the Administrative Agent from time to time. Subject to Section 5.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section 2.3 to the extent that any Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Lenders as provided in Section 2.2(b).

     SECTION 2.4    Repayment of Revolving Credit Loans.
                    -----------------------------------

     (a)  Repayment on Termination Date.  The Borrowers shall repay the
          -----------------------------
outstanding principal amount of (i) all Revolving Credit Loans in full on the Revolving Credit Termination Date and (ii) all Swingline Loans in accordance with Section 2.2(b), together, in each case, with all accrued but unpaid interest thereon, and any other amounts payable with respect thereto.

     (b)  Mandatory Repayment of Excess Revolving Credit Loans.  If at any time
          ----------------------------------------------------
the outstanding principal amount of all Revolving Credit Loans exceeds the maximum permitted outstanding amount pursuant to Section 2.1(a), the Borrowers shall repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders, Extensions of Credit (other than Term Loans) in an amount equal to such excess, with each such repayment applied first to the principal amount of outstanding Swingline Loans,
                  -----
second to the principal amount of outstanding Revolving Credit Loans and third,
------                                                                   -----
with respect to any Letters of Credit then outstanding, a payment of cash collateral into a cash collateral account opened by the Administrative Agent, for the benefit of the Lenders in an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit (such cash collateral to be applied in accordance with Section 12.2(b)).

     (c)  Repayment with Excess Proceeds. The Borrowers shall repay the
          ------------------------------
outstanding principal balance of the Revolving Credit Loans with any Excess Proceeds to the extent required by Sections 4.4(c)(i) and 4.4(c)(ii) and in connection with any mandatory commitment reduction as required by Section 2.6(c).

     (d)  Optional Repayments.  The Borrowers may at any time and from time to
          -------------------
time repay the Loans, in whole or in part, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans and one (1) Business Day irrevocable notice with respect to Base Rate Loans and Swingline Loans, in the form attached hereto as Exhibit D (a "Notice
                                                          ---------
of Prepayment") specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans, Base Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $500,000 or a whole multiple of $250,000 in excess thereof with respect to Base Rate Loans, $2,000,000 or a whole multiple of $500,000 in excess thereof with respect to LIBOR Rate Loans and $100,000 or any amount in excess thereof with respect to Swingline Loans.

     (e)  Limitation on Repayment of LIBOR Rate Loans.  The Borrowers may not
          -------------------------------------------
repay any LIBOR Rate Loan (or an optional or mandatory basis) on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section
5.9 hereof.

     SECTION 2.5    Notes.
                    -----

     (a)  Revolving Credit Notes.  Each Lender's Revolving Credit Loans and the
          ----------------------
obligation of the Borrowers to repay such Revolving Credit Loans shall be evidenced by a separate Revolving Credit Note executed by the Borrowers payable to the order of such Lender. Each Revolving Credit Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.

     (b)  Swingline Notes.  The Swingline Loans and the obligation of the
          ---------------
Borrowers to repay such Swingline Loans shall be evidenced by a separate Swingline Note executed by the Borrowers payable to the order of the Swingline Lender. The Swingline Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 5.1.

     SECTION 2.6    Permanent Reduction of the Revolving Credit Commitment.
                    ------------------------------------------------------

     (a)  Voluntary Reduction.  The Borrowers shall have the right at any time
          -------------------
and from time to time, upon at least five (5) Business Days prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty,
(i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $2,000,000 or any whole multiple of $500,000 in excess thereof. The amount of each partial permanent reduction shall be applied pro rata to
                                                                --- ----
reduce the remaining mandatory reduction amounts required under Section 2.6(b).

     (b)  Scheduled Reductions.  The Revolving Credit Commitment shall be
          --------------------
permanently reduced on the last Business Day of each of December, March, June and September, on the Revolving Credit Termination Date, by multiplying the corresponding quarterly percentage times the Revolving Credit Commitment in
                                   -----
effect on September 30, 2002 in accordance with the following table:

--------------------------------------------------------------------------------
                                    Percentage               Annual
                                    Reduction              Percentage
Quarters Ending                    Per Quarter              Reduction
--------------------------------------------------------------------------------
12/31/02 through 9/30/03              1.25%                   5.0%
12/31/03 through 9/30/04              2.50%                  10.0%
12/31/04 through 9/30/05              6.25%                  25.0%
12/31/05 through 9/30/06              7.50%                  30.0%
12/31/06 through 11/03/07             7.50%                  30.0%

                                                            100.0%
--------------------------------------------------------------------------------

Any reductions pursuant to Section 2.6(a) or 2.6(c) shall be applied pro rata to
                                                                     --------
reduce the remaining scheduled reduction amounts required by this paragraph (b).

     (c)  Mandatory Reductions.  If at any time Excess Proceeds remain after the
          --------------------
prepayment of Term Loans pursuant to Section 4.4(c), the Revolving Credit Commitment shall be permanently reduced on the date of the required prepayment under Section 4.4(c) by an amount equal to the amount of such Excess Proceeds; provided, that Excess Proceeds from any prepayment required by Sections
--------
4.4(c)(i) and 4.4(c)(ii) shall reduce the Revolving Credit Commitment only in the event that a Default or an Event of Default has occurred and is continuing on the date of the required prepayment under Section 4.4(c).

     (d)  Corresponding Prepayment.  Each permanent reduction permitted or
          ------------------------
required pursuant to this Section 2.6 shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations, as applicable, after such reduction to the Revolving Credit Commitment as so reduced and if the Revolving Credit Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the Borrowers shall be required to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Any reduction of the Revolving Credit Commitment to zero shall be accompanied by payment of all outstanding Obligations (and furnishing of such cash collateral for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitments and Revolving Credit Facility. Any such cash collateral shall be applied in accordance with Section 12.2(b). If the reduction of the Revolving Credit Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof.

     SECTION 2.7    Termination of Revolving Credit Facility. The Revolving
                    ----------------------------------------
Credit Facility shall terminate on the first to occur of (a) November 2, 2007
(b) the date of termination by the Borrowers pursuant to Section 2.6(a), and (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 12.2(a) (any such date, the "Revolving Credit Termination Date").

                                  ARTICLE III

                           LETTER OF CREDIT FACILITY
                           -------------------------

     SECTION 3.1    L/C Commitment.  Subject to the terms and conditions hereof,
                    --------------
the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit ("Letters of Credit") for the account of any Borrower (as specified by the Company) on any Business Day from the Closing Date through but not including the Revolving Credit Termination Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Borrowers shall be jointly and severally
                --------
liable for all L/C obligations and that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or (b) the sum of all outstanding Revolving Credit Loans, plus all outstanding Swingline Loans,
                                           ----
plus all outstanding L/C Obligations would exceed the lesser of (i) Revolving
----
Credit Commitment and (ii) the Borrowing Base. Each Letter of Credit shall (i) be denominated in Dollars in a minimum amount of $100,000, (ii) be a standby letter of credit issued to support obligations of any Borrower or any of its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (iii) expire on a date satisfactory to the Issuing Lender, which date shall be no later than the earlier of one year after the date of issuance and the Revolving Credit Termination Date and (iv) be subject to the Uniform Customs and/or ISPA98, as set forth in the Application or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of North Carolina. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires.

     SECTION 3.2    Procedure for Issuance of Letters of Credit. The Company, on
                    -------------------------------------------
behalf of any Borrower, may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent's Office an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article V hereof, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Company, on behalf of such Borrower. The Issuing Lender shall promptly furnish to the Company, on behalf of such Borrower, a copy of such Letter of Credit and promptly notify each Lender of the issuance and upon request by any Lender, furnish to such Lender a copy of such Letter of Credit and the amount of such Lender's L/C Participation therein.

     SECTION 3.3    Commissions and Other Charges.
                    -----------------------------

     (a) The Borrowers shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in an amount equal to the Applicable Margin then in effect for LIBOR Rate Loans on a per annum basis on the face amount of such Letter of Credit. Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolving Credit Termination Date.

     (b) In addition to the foregoing commission, the Borrowers shall pay the Issuing Lender an issuance fee of one-eighth of one percent (0.125%) per annum on the face amount of each Letter of Credit, payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolving Credit Termination Date.

     (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants each Letter of Credit commission received by the Administrative Agent in accordance with their respective Revolving Credit Commitment Percentages.

     SECTION 3.4    L/C Participations.
                    ------------------

     (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of

Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrowers through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

     (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal
                                        -----
Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the
                                             -----
numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section 3.4(b) shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section 3.4(b), if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.

     (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section 3.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrowers or otherwise, or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment
--- ----                --------
received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

     SECTION 3.5    Reimbursement Obligation of the Borrower.  The Borrowers
                    ----------------------------------------
agree to reimburse the Issuing Lender on each date on which the Issuing Lender notifies the Borrowers of the date and amount of a draft paid under any Letter of Credit for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrowers under this Article III from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue. If the Borrowers fail to timely reimburse the Issuing Lender on the date the Borrowers receive the notice referred to in this Section 3.5, the Borrowers shall be deemed to have timely given a Notice of Revolving Credit/Swingline Borrowing hereunder to the Administrative Agent requesting the Lenders to make a Base Rate Loan on such date in an amount equal to the amount of such drawing and, regardless of whether or not the conditions precedent specified in Article VI have been satisfied, the Lenders shall make Base Rate Loans in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and costs and expenses.

     SECTION 3.6    Obligations Absolute.  The Borrowers' obligations under this
                    --------------------
Article III (including without limitation the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrowers may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit. The Borrowers also agree with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrowers' Reimbursement Obligation under
Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrowers and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of a Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. The Borrowers agree that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and, to the extent not inconsistent therewith, the UCC shall be binding on the Borrowers and shall not result in any liability of the Issuing Lender to the Borrowers. The responsibility of the Issuing Lender to the Borrowers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

     SECTION 3.7    Effect of Application.  To the extent that any provision of
                    ---------------------
any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

                                   ARTICLE IV

                               TERM LOAN FACILITY
                               ------------------

     SECTION 4.1    Term Loans.  Subject to the terms and conditions of this
                    ----------
Agreement, each Lender severally agrees to make Term Loans to the Borrowers from time to time from the Closing Date through the Term Loan Commitment Termination Date. The Term Loans shall be funded by each Lender in a principal amount equal to such Lender's Term Loan

Percentage of the aggregate principal amount of the Term Loans made on the applicable borrowing date. The aggregate principal amount of the Term Loans shall not exceed the lesser of (a) the Borrowing Base less the sum of all outstanding Revolving Credit Loans, all outstanding Swingline Loans and all L/C Obligations and (b) the total Term Loan Commitment. Each Term Loan borrowing pursuant to this Article IV will constitute a permanent reduction in the Term Loan Commitment and once prepaid or repaid (in each case for any reason), Term Loans may not be reborrowed. Any portion of the Term Loan Commitment not funded on or prior to the Term Loan Commitment Termination Date shall expire on such date.

     SECTION 4.2    Procedure for Advances of Term Loans.
                    ------------------------------------

     (a)  Requests for Borrowing.  The Borrowers shall give the Administrative
          ----------------------
Agent irrevocable prior written notice in the form of a Notice of Borrowing not later than 11:00 a.m. (Charlotte time) (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be in an amount equal to the maximum amount of the Term Loan Commitment then available to the Borrowers, or if less, (x) with respect to Base Rate Loans in an aggregate principal amount of $500,000 or a whole multiple of $250,000 in excess thereof,
(y) with respect to LIBOR Rate Loans in an aggregate principal amount of $2,000,000 or a whole multiple of $500,000 in excess thereof and (C) whether the Loans are to be LIBOR Rate Loans or Base Rate Loans, and (E) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. A Notice of Borrowing received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each such Notice of Borrowing.

     (b)  Disbursement of Term Loans.  Not later than 2:00 p.m. (Charlotte time)
          ---------------------------
on the applicable borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrowers, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Term Loan Percentage of the Term Loans to be made on such borrowing date. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this
Section 4.2 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrowers identified in the most recent Notice of Account Designation delivered by the Borrowers to the Administrative Agent or as may be otherwise agreed upon by the Borrowers and the Administrative Agent from time to time. Subject to Section 5.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Term Loan requested pursuant to this Section 4.2 to the extent that any Lender has not made available to the Administrative Agent its Term Loan Percentage of such Loan.

     SECTION 4.3    Scheduled Repayment of Term Loans; Excess Term Loans.
                    ----------------------------------------------------

     (a) The Borrowers shall repay the aggregate outstanding principal amount of the Term Loans in consecutive quarterly installments on the last Business Day of each of December, March, June and September and on the Term Loan Maturity Date, by multiplying the corresponding quarterly percentage times the aggregate principal amount of the
                                   -----
Term Loans outstanding on September 30, 2002 in accordance with the following table:

----------------------------------------------------------------------------
                                     Amount of                Total
                                     Reduction                Annual
 Quarters Ending                    Per Quarter              Reduction
----------------------------------------------------------------------------
 12/31/02 through 9/30/03             1.25%                     5.0%
 12/31/03 through 9/30/04             2.50%                    10.0%
 12/31/04 through 9/30/05             6.25%                    25.0%
 12/31/05 through 9/30/06             7.50%                    30.0%
 12/31/06 through 11/03/07            7.50%                    30.0%
                                                              -----
                                                              100.0%
----------------------------------------------------------------------------

If not sooner paid, the Term Loans shall be paid in full, together with accrued interest thereon and any other amounts payable with respect thereto, on the Term Loan Maturity Date.

     (b)  Excess Term Loans. If at any time the outstanding principal amount of
          -----------------
all Term Loans exceeds the maximum permitted outstanding amount pursuant to
Section 4.1, the Borrowers shall immediately repay upon notice from the Administrative Agent, by payment to the Administrative Agent for the account the Lenders, Term Loans in an amount equal to such excess, provided, that if any
                                                       --------
simultaneous repayment of excess Revolving Credit Loans is required pursuant to
Section 2.4(b), such repayment shall be made prior to any repayment required by this Section 4.3(b) (to the extent any repayment under this Section 4.3(b) is still required after any such repayment pursuant to Section 2.4(b)).

     SECTION 4.4    Commitment Reduction; Prepayments of Term Loans
                    -----------------------------------------------

     (a)  Voluntary Commitment Reduction. The Borrowers shall have the right at
          ------------------------------
any time and from time to time, upon at least five (5) Business Days prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty any unused portion of the Term Loan Commitment, from time to time, in an aggregate principal amount not less than $2,000,000 or any whole multiple of $500,000 in excess thereof.

     (b)  Optional Repayment of Term Loans. The Borrowers shall have the right
          --------------------------------
at any time and from time to time, upon delivery to the Administrative Agent of a Notice of Prepayment at least three (3) Business Days prior to any repayment, to prepay the Term Loans in whole or in part. Each optional prepayment of the Term Loans hereunder shall be in an aggregate principal amount of at least $2,000,000 or any whole multiple of $500,000 in excess thereof and shall be applied (i) to outstanding Term Loans with respect to each prepayment made prior to or on the Term Loan Commitment Termination Date, and (ii) pro rata to the outstanding principal installments of the Term Loans with respect to each prepayment made after the Term Loan Commitment Termination Date. Each repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof.

     (c)  Mandatory Prepayment of Term Loan.
          ---------------------------------

          (i)   Debt Proceeds. The Borrowers shall make mandatory principal
                -------------
prepayments of the Term Loans in the manner set forth in Section 4.4(c)(vi) in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any issuance of Debt permitted by Section 11.1(c) (other than the Net Cash Proceeds from Debt issued and utilized to finance an Expanded Business Plan or issued and utilized to replace Tranche 2 Equity) by the Company, any Borrower or any of their respective Subsidiaries. Such prepayment shall be made within three
(3) Business Days after the date of issuance of any such Debt.

          (ii)  Equity Proceeds. The Borrowers shall make mandatory prepayments
                ---------------
of the Term Loans in the manner set forth in Section 4.4(c)(vi) in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any offering of equity securities permitted hereunder (other than the Net Cash Proceeds from Sponsor Equity, Investor Equity and equity issued and utilized to finance an Expanded Business Plan or issued and utilized to replace Tranche 2 Equity) by the Company, any Borrower or any of their respective Subsidiaries. Such prepayment shall be made within three (3) Business Days after the date of consummation of any such equity offering.

          (iii) Asset Sale Proceeds. The Borrowers shall make mandatory
                -------------------
principal prepayments of the Term Loans in the manner set forth in Section 4.4(c)(vi) in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds (as long as such Net Cash Proceeds exceed $250,000 in the aggregate in any Fiscal Year and then only such excess) from the sale or other disposition of assets by the Company, any Borrower or any of their respective Subsidiaries in each case pursuant to Section 11.6(e) which proceeds have not been utilized by the applicable seller within 180 days of such sale to purchase replacement assets. Such reduction shall be made on the earlier of 180 days after the date of consummation of any such transaction or the date the Borrowers notify the Administrative Agent of the applicable seller's intention not to so utilize such Net Cash Proceeds.

          (iv)  Insurance and Condemnation Proceeds. The Borrowers shall make
                -----------------------------------
mandatory principal prepayments of the Term Loans in the manner set forth in
Section 4.4(c)(vi) in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds (as long as such Net Cash Proceeds exceed $250,000 in the aggregate in any Fiscal Year and then only such excess) received by the Company, any Borrower or any of their respecting Subsidiaries (or by the Administrative Agent as loss payee) under any property or casualty insurance policy thereof or from any condemnation proceeding which proceeds have not been utilized within 180 days of receipt by such Person to purchase replacement assets. Such reduction shall be made on the earlier of 180 days after any such receipt or the date the Borrowers notify the Administrative Agent of such Person's intention not to so utilize such Net Cash Proceeds.

          (v)   Excess Cash Flow. Commencing with the Fiscal Year ending
                ----------------
December 31, 2002, the Borrowers shall make mandatory principal prepayments of the Term Loans in the manner set forth in Section 4.4(c)(vi) in amounts equal to fifty percent (50%) of Excess Cash Flow, if any, for each Fiscal Year. Such prepayment shall be made within ninety (90) days of the corresponding Fiscal Year end.

          (vi) Notice; Manner of Payment.  Upon the occurrence of any event
               -------------------------
triggering the prepayment requirement under Sections 4.4(c)(i) through and including 4.4(c)(v), the Borrowers shall promptly deliver a Notice of Prepayment to the Administrative Agent and upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders. Each prepayment under this Section 4.4(c) shall be applied as follows: first, (A) to outstanding Term Loans with
                                    -----
respect to each prepayment made prior to or on the Term Loan Commitment Termination Date, and (B) pro rata to the outstanding principal installments of the Term Loans with respect to each prepayment made after the Term Loan Commitment Termination Date and second, to the extent of any excess (such
                                ------
excess, the "Excess Proceeds"), to reduce permanently the Revolving Credit Commitment pursuant to Section 2.6(c) (but subject to the proviso therein) and/or repay Revolving Credit Loans pursuant to Section 2.4(c), as applicable. Each prepayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof.

     SECTION 4.5    Term Notes. Each Lender's Term Loan and the obligation of
                    ----------
the Borrowers to repay such Term Loan shall be evidenced by a separate Term Note executed by the Borrowers payable to the order of such Lender. Each Term Loan Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in
Section 5.1.

                                   ARTICLE V

                            GENERAL LOAN PROVISIONS
                            -----------------------

     SECTION 5.1    Interest.
                    --------

     (a)  Interest Rate Options. Subject to the provisions of this Section 5.1,
          ---------------------
(i) at the election of the Borrowers, the Revolving Credit Loans and Term Loans shall bear interest at (A) the Base Rate plus the Applicable Margin as set forth in Section 5.1(c) or (B) the LIBOR Rate plus the Applicable Margin as set forth
                                        ----
in Section 5.1(c); provided, that the LIBOR Rate shall not be available until
                   --------
three (3) Business Days after the Closing Date, and (ii) any Swingline Loan shall bear interest at the Base Rate plus the Applicable Margin as set forth in
Section 5.1(c). The Borrowers shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given pursuant to Section 2.3 or at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2. Each Loan or portion thereof bearing interest based on the Base Rate shall be a "Base Rate Loan", each Loan or portion thereof bearing interest based on the LIBOR Rate shall be a "LIBOR Rate Loan." Any Loan or any portion thereof as to which the Borrowers have not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.

     (b)  Interest Periods.  In connection with each LIBOR Rate Loan, the
          ----------------
Borrowers, by giving notice at the times described in Section 5.1(a), shall elect an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be a period of one (1), two (2), three (3), or six (6) months with respect to each LIBOR Rate Loan; provided, that:
                                                     --------

               (i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

               (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period with respect to a LIBOR Rate
              --------
Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (iii) any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

               (iv) no Interest Period shall extend beyond the Revolving Credit Termination Date or the Term Loan Maturity Date, as applicable to the respective LIBOR Rate Loan, and Interest Periods shall be selected by the Borrowers so as to permit the Borrowers to make mandatory reductions of the Revolving Credit Commitment pursuant to Section 2.6(b) and the Term Loan Commitment pursuant to
Section 4.3(a) without payment of any amounts pursuant to Section 5.9; and

               (v) there shall be no more than six (6) Interest Periods outstanding at any time.

     (c)  Applicable Margin. The Applicable Margin provided for in Section
          -----------------
5.1(a) with respect to the Loans (the "Applicable Margin") shall (i) during the Stage 1 Covenant Period be determined by reference to Completed Cities as follows:


          --------------------------------------------------------------------------
                                             Applicable Margin     Applicable Margin
          Completed Cities                      LIBOR Rate            Base Rate
          --------------------------------------------------------------------------
          From Closing Date until nine            4.250%                3.250%
          (9) Completed Cities

          From nine (9) Completed Cities          4.000%                3.000%
          --------------------------------------------------------------------------

and (ii) during the Stage 2 Covenant Period be determined by reference to the Total Consolidated Debt/EBITDA as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate as follows:

          ---------------------------------------------------------------------------------
            Total Consolidated Debt/        Applicable Margin          Applicable Margin
                     EBITDA                     LIBOR Rate                 Base Rate
          ---------------------------------------------------------------------------------
                     *10.0x                      3.750%                    2.750%
               *9.0x but **10.0x                 3.500%                    2.500%
               *8.0x but ** 9.0x                 3.250%                    2.250%
               *7.0x but ** 8.0x                 3.000%                    2.000%
               *6.0x but ** 7.0x                 2.750%                    1.750%
               *5.0x but ** 6.0x                 2.500%                    1.500%
               *4.0x but ** 5.0x                 2.250%                    1.250%
                    **4.0x                       2.000%                    1.000%
          ---------------------------------------------------------------------------------

Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent on the fifth (5th) Business Day after receipt by the Administrative Agent of (i) with respect to any adjustment during the Stage 1 Covenant Period, a certificate of a Responsible Officer of the Company that the Borrowers have achieved nine (9) Completed Cities, and (ii) with respect to any adjustment during the Stage 2 Covenant Period, quarterly financial statements for the Company and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Company Leverage Ratio as of the most recent fiscal quarter end. Subject to Section 5.1(d), in the event the Company fails to deliver such financial statements and certificate within the time required by Sections 8.1(b) and 8.2 hereof, the Applicable Margin shall be the highest Applicable Margin set forth above for the Stage 2 Covenant Period until the delivery of such financial statements and certificate.

     (d)  Default Rate. Subject to Section 12.3, if notified by the
          ------------
Administrative Agent at the direction of the Required Lenders, upon the occurrence and during the continuance of an Event of Default, (i) the Borrowers shall no longer have the option to request LIBOR Rate Loans or Swingline Loans,
(ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the highest possible rate (for the Stage 1 or Stage 2 Covenant Period, as applicable) set forth in Section 5.1(c) applicable to LIBOR Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the highest possible rate (for the Stage 1 or Stage 2 Covenant Period, as applicable) set forth in
Section 5.1(c) applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans and other Obligations shall bear interest at a rate per annum equal to two percent (2%) in excess of the highest possible rate (for the Stage 1 or Stage 2 Covenant Period, as applicable) set forth in Section 5.1(c) applicable to Base Rate Loans or such other Obligations. Interest shall continue to accrue on the Notes after the filing by or against the Borrowers of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

     (e)  Interest Payment and Computation. Interest on each Base Rate Loan
          --------------------------------
shall be payable in arrears on the last Business Day of each calendar quarter commencing December 31, 1999; and interest on each LIBOR Rate Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. Interest on LIBOR Rate Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed and interest on Base Rate Loans shall be computed on the basis of a 365/66-day year and assessed for the actual number of days elapsed.

*  = greater than or equal to
** = less than

     (f)  Maximum Rate.  In no contingency or event whatsoever shall the
          ------------
aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction or an arbitration panel shall, in a final determination, deem applicable hereto. In the event that such a court or arbitration panel determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option (i) promptly refund to the Borrowers any interest received by Lenders in excess of the maximum lawful rate or (ii) shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

     SECTION 5.2    Notice and Manner of Conversion or Continuation of Loans.
                    --------------------------------------------------------
Provided that no Event of Default has occurred and is then continuing, the Borrowers shall have the option to (a) convert at any time following the third Business Day after the Closing Date all or any portion of its outstanding Base Rate Loans (other than Swingline Loans) in a principal amount equal to $500,000 or any whole multiple of $250,000 in excess thereof into one or more LIBOR Rate Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $2,000,000 or a whole multiple of $500,000 in excess thereof into Base Rate Loans (other than Swingline Loans) or (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans. Whenever the Borrowers desire to convert or continue Loans as provided above, the Borrowers shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a "Notice of
                                             ---------
Conversion/Continuation") not later than 11:00 a.m. (Charlotte time) three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

     SECTION 5.3    Fees.
                    ----

     (a)  Commitment Fee.  Commencing on the Closing Date, the Borrowers shall
          --------------
pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee accrued on the unused portion of the Aggregate Commitment (less any L/C Obligations) which commitment fee shall fluctuate based on the daily utilization of the Credit Facility (measured as of 5:00 p.m. on such day) for each calendar quarter at a rate per annum determined in accordance with the following table:

          ---------------------------------------------------
           Average Percent of                   Commitment
           Facility Utilization                 Fee
          ---------------------------------------------------
           **33%                                1.500%
           * 33% and **67%                      1.125%
           * 67%                                0.750%
          ---------------------------------------------------

The commitment fee shall accrue on the applicable Commitment so long as it remains in effect (and shall not have expired or terminated) shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing December 31, 1999, and on the Final Maturity Date. Such commitment fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Commitment
        --- ----
Percentages.

     (b)  Agents' and Other Fees. In order to compensate the Agents with respect
          ----------------------
to the Credit Facility, the Borrowers agree to pay to the Agents the fees set forth in the separate fee letter agreement executed by the Company and the Agents dated July 21, 1999.

     SECTION 5.4    Manner of Payment. Each payment by the Borrowers on account
                    -----------------
of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any Note shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders pro rata in accordance with their respective Commitment Percentages
        --- ----
(except as specified below), in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 12.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its pro rata share of such payment in accordance with such
                     --- ----
Lender's Commitment Percentages, as applicable (except as specified below), and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of the Issuing Lender's fees or L/C Participants' commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 5.8, 5.9, 5.10, 5.11 or 15.2 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 5.1(b)(ii), if any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

     SECTION 5.5    Crediting of Payments and Proceeds. In the event that the
                    ----------------------------------
Borrowers shall fail to pay any of the Obligations when due and the Obligations have been

*  = greater than or equal to
** = less than
accelerated pursuant to Section 12.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrowers hereunder, then to all indemnity obligations then due and payable by the Borrowers hereunder, then to all Administrative Agent's and Issuing Lender's fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest hereunder on the Swingline Notes to the Swingline Lender, then to the principal amount outstanding under the Swingline Notes to the Swingline Lender, then to accrued but unpaid interest on the other Notes, the Reimbursement Obligation and any termination payments due in respect of a Hedging Agreement related to the Obligations with any Lender (which such Hedging Agreement is permitted or required hereunder) (pro rata in accordance with all such amounts due), then to
                     --- ----
the principal amount of the other Notes and Reimbursement Obligation (pro rata
                                                                      --- ----
in accordance with all such amounts due) and then to the cash collateral account described in Section 12.2(b) hereof to the extent of any L/C Obligations then outstanding, in that order.

     SECTION 5.6    Adjustments. If any Lender (a "Benefited Lender") shall at
                    -----------
any time receive any payment of all or part of the Obligations owing to it, or interest thereon, or if any Lender shall at any time receive any collateral in respect to the Obligations owing to it (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all
                                                         --------
or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrowers agree that each Lender so purchasing a portion of another Lender's Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

     SECTION 5.7    Nature of Obligations of Lenders Regarding Extensions of
                    --------------------------------------------------------
Credit; Assumption by the Administrative Agent. The obligations of the Lenders
----------------------------------------------
under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.3(b) and/or Section 4.2(b), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of (a) the amount not made available by such Lender in accordance with the terms hereof, times (b) the daily
                  -----
average Federal Funds Rate during such period as determined by the Administrative Agent, times (c) a fraction the numerator of which is the number
                      -----
of days that elapse from and including such borrowing date to the date on which such amount not made available by such Lender in accordance with the terms hereof shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 5.7 shall be conclusive, absent manifest error. If such Lender's Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days after such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the Borrowers. The failure of any Lender to make available its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of any Loan requested by the Borrowers shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of such Loan available on the borrowing date.

     SECTION 5.8    Changed Circumstances.
                    ---------------------

     (a)  Circumstances Affecting LIBOR Rate Availability.  If with respect to
          -----------------------------------------------
any Interest Period the Administrative Agent or any Lender (after consultation with the Administrative Agent) shall determine that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars, in the applicable amounts are not being quoted via the Dow Jones Market Screen 3750 or offered to the Administrative Agent or such Lender for such Interest Period, then the Administrative Agent shall forthwith give notice thereof to the Borrowers. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans and the right of the Borrowers to convert any Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended, and the Borrowers shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loans together with accrued interest thereon, on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as of the last day of such Interest Period.

     (b)  Laws Affecting LIBOR Rate Availability.  If, after the date hereof,
          --------------------------------------
the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrowers and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans and the right of the Borrowers to convert any Loan or continue any Loan as a LIBOR Rate Loan shall be suspended and thereafter the Borrowers may select only Base Rate Loans hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto as a LIBOR Rate Loan, the applicable LIBOR Rate Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period.

     (c)  Increased Costs.  If, after the date hereof, the introduction of, or
          ---------------
any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Authority, central bank or comparable agency:

               (i) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Note, Letter of Credit or Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Note, Letter of Credit or Application or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

               (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Note;

and the result of any of the foregoing is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes in respect of a LIBOR Rate Loan or Letter of Credit or Application, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrowers of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent will promptly notify the Borrowers of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 5.8(c); provided, that the Administrative Agent shall incur no
                        --------
liability whatsoever to the Lenders or the Borrowers in the event it fails to do so. The amount of such compensation shall be determined by such Lender in its reasonable discretion based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems reasonably appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

     SECTION 5.9    Indemnity. The Borrowers hereby indemnify each of the
                    ---------
Lenders against any loss or expense which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrowers to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of the Borrowers to borrow or convert on a date specified therefor in a Notice of Borrowing or Notice of Continuation/Conversion, as applicable or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined by such Lender in its reasonable discretion based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems reasonably appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

     SECTION 5.10   Capital Requirements. If either (a) the introduction of, or
                    --------------------
any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which such Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrowers shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrowers and the Administrative Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

     SECTION 5.11   Taxes.
                    -----

     (a)  Payments Free and Clear. Any and all payments by the Borrowers
          -----------------------
hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof and
(ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under any Note or in respect of any Letter of Credit to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 5.11) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) the Borrowers shall make such deductions, (C) the Borrowers shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) the Borrowers shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other Governmental Authority in the manner provided in Section 5.11(d).

     (b)  Stamp and Other Taxes. In addition, the Borrowers shall pay any
          ---------------------
present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the Letters of Credit, the other Loan Documents, or the perfection of any rights or security interest in respect thereof (hereinafter referred to as "Other Taxes").

     (c)  Indemnity. The Borrowers shall indemnify each Lender and the
          ---------
Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.11) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, except for any such penalties, interest and expenses assessed against or incurred by the Administrative Agent or such Lender as a result of its own gross negligence or willful misconduct as determined (in a formal determination) by a court of competent jurisdiction or an arbitration panel. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

     (d)  Evidence of Payment.  Within thirty (30) days after the date of any
          -------------------
payment of Taxes or Other Taxes, the Borrowers shall furnish to the Administrative Agent, at its address referred to in Section 15.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

     (e)  Delivery of Tax Forms.  Each Lender organized under the laws of a
          ---------------------
jurisdiction other than the United States or any state thereof shall deliver to the Borrowers, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms W-8ECI or Forms W-8BEN, as applicable (or successor forms) properly completed and certifying in each case that such Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Lender further agrees to deliver to the Borrowers, with a copy to the Administrative Agent, a Form W-8BEN or W-8ECI and Form W-8 or W-9, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers, certifying in the case of a Form W-8BEN or W-8ECI that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Borrowers and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

     (f)  Survival. Without prejudice to the survival of any other agreement of
          --------
the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 5.11 shall survive the payment in full of the Obligations and the termination of the Commitments.

     SECTION 5.12    Security. The Obligations of the Company and the Borrowers
                     --------
shall be secured as provided in the Security Documents.



                                  ARTICLE VI

                 CLOSING; CONDITIONS OF CLOSING AND BORROWING
                 --------------------------------------------

     SECTION 6.1     Closing. The closing shall take place at the offices of
                     -------
Kennedy, Covington, Lobdell & Hickman, L.L.P. at 10:00 a.m. on November 3, 1999 or on such other date as the parties hereto shall mutually agree.

     SECTION 6.2     Conditions to Closing. The obligation of the Lenders to
                     ---------------------
close this Agreement is subject to the satisfaction or waiver of each of the following conditions:

     (a)  Executed Loan Documents. This Agreement, the Revolving Credit Notes,
          -----------------------
the Term Notes, the Swingline Note, the Security Agreement, the Pledge Agreement, and each Mortgage required hereunder shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no default or event of default shall exist thereunder, and the Borrowers shall have delivered original counterparts thereof to the Administrative Agent.

     (b)  Closing Certificates; etc.
          --------------------------

               (i)    Officer's Certificate of the Company. The Administrative
                      ------------------------------------
Agent shall have received a certificate from a Responsible Officer, in form and substance satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Company and the Borrowers contained in this Agreement and the other Loan Documents are true, correct and complete; that the Company and the Borrowers are not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; that attached thereto are copies of the Equity Documents as in effect at the Closing Date; and that the Company and the Borrowers have satisfied each of the closing conditions.

               (ii)   Certificate of Secretary of the Company and Each Borrower.
                      ---------------------------------------------------------
The Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Company and each Borrower certifying as to the incumbency and genuineness of the signature of each officer thereof executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles of incorporation of the Company or the corresponding Borrower, as applicable, and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation (or containing a certification that such document as delivered to the Administrative Agent pursuant to the closing of the Initial Credit Agreement remains true, correct and complete), (B) the bylaws of the Company or the corresponding Borrower, as applicable, as in effect on the date of such certifications (or containing a certification that such document as delivered to the Administrative Agent pursuant to the closing of the Initial Credit Agreement remains true, correct and complete), and (C) resolutions duly adopted by the board of directors of the Company or the corresponding Borrower, as applicable, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party.

               (iii)  Certificates of Good Standing. To the extent requested by
                      -----------------------------
the Administrative Agent, the Administrative Agent shall have received certificates as of a recent date of the good standing of the Company and each Borrower under the laws of its jurisdiction of organization each other jurisdiction where such Person is qualified to do business and to the extent so requested a certificate of the relevant taxing authorities of such jurisdictions certifying that such Person has filed required tax returns and owes no delinquent taxes.

               (iv)   Opinions of Counsel. The Administrative Agent shall have
                      -------------------
received favorable opinions of counsel (including corporate and communications law regulatory counsel) to the Company addressed to the Administrative Agent and the Lenders with respect to the Company, the Borrowers, the Loan Documents and such other matters as the Lenders shall request.

               (v)    Tax Forms. The Administrative Agent shall have received
                      ---------
copies of the United States Internal Revenue Service forms required by Section 5.11(e) hereof.

     (c)       Collateral.
               ----------

                    (i)    Filings and Recordings. All filings or recordations
                           ----------------------
that are necessary to perfect the Liens of the Lenders in the collateral described in the Security Documents shall have been either filed or recorded or forwarded for filing or recording in all appropriate locations and the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that such Liens constitute or upon such filings and recordations such Liens shall constitute valid and perfected first priority Liens therein.

                    (ii)   Pledged Collateral. The Administrative Agent shall
                           ------------------
have received (A) original stock certificates or other certificates evidencing the capital stock or other ownership interests pledged pursuant to the Pledge Agreement, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Pledge Agreement.

                    (iii)  Lien Searches. To the extent requested thereby, the
                           -------------
Administrative Agent shall have received the results of a Lien search (including a search as to judgments, pending litigation and tax matters) made against the Company and the Borrowers under the Uniform Commercial Code (or applicable judicial docket) as in effect in the state in which each of them is incorporated and any state in which any of their respective assets are located, indicating among other things that such assets are free and clear of any Lien except for Liens permitted hereunder.

                    (iv)   Hazard and Liability Insurance. The Administrative
                           ------------------------------
Agent shall have received certificates of insurance, evidence of payment of all insurance premiums for the current policy year of each, and, if requested by the Administrative Agent, copies (certified by a Responsible Officer) of insurance policies in the form required under the Security Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

                    (v)    Real Property Security and Information. The
                           --------------------------------------
Administrative Agent shall have received (A) with respect to each Mortgage in existence on the Closing Date, duly executed counterparts of modifications to such Mortgage in form and substance satisfactory thereto (the originals of which shall have been forwarded on the Closing Date for recordation in the appropriate jurisdiction); (B) with respect to each landlord consent and mortgagee estoppel letter in existence on the Closing Date, letters notifying each party to such agreement of this Agreement and the transactions contemplated thereby (the originals of which shall have been forwarded on the Closing Date to such parties); (C) with respect to any additional real property owned or leased by the Company or any Borrower, such Mortgages, landlord consents, mortgagee estoppel letters, title insurance, flood hazard certification, surveys, environmental assessments, in each case as are reasonably requested by the Lenders and (D) such other certificates, documents, opinions of counsel and information related thereto, in each case as are reasonably requested by the Lenders, in form and substance satisfactory to the Administrative Agent.

     (d)  Consents; Defaults.
          ------------------

               (i)    No Injunction, Etc.  No action, proceeding, investigation,
                      -------------------
regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

               (ii)   No Event of Default.  No Default or Event of Default shall
                      -------------------
have occurred and be continuing.

     (e)  Financial Matters.
          -----------------

               (i)    Financial Statements.  The Administrative Agent shall have
                      --------------------
received the most recent Consolidated financial statements of the Company and its Subsidiaries, all in form and substance satisfactory to the Administrative Agent.

               (ii)   Financial Condition Certificate.  The Company shall have
                      -------------------------------
delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by a Responsible Officer, that (A) the Company and each Borrower are Solvent, (B) the Borrowers' payables are current and not past due (except for those the validity or amount of which are being contested in good faith by any Borrower by reasonably appropriate means), (C) the financial projections previously delivered to the Administrative Agent represent the good faith estimates of the Borrowers and senior management thereof as to the projected results contained therein, (D) attached thereto are calculations evidencing compliance with the covenants contained in Article X hereof and (E) the Borrowers have made the equity investment required by Section 6.2(f)(vi) and attached thereto is evidence thereof.

               (iii)  Payment at Closing; Fee Letters.  The Company or Borrowers
                      -------------------------------
shall have paid the fees set forth or referenced in Section 5.3 and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, legal fees and expenses) to the Administrative Agent and Lenders, and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. The Administrative Agent shall have received duly authorized and executed copies of the fee letter agreement referred to in
Section 5.3(b).

     (f)  Miscellaneous.
          -------------

               (i)    Proceedings and Documents. All opinions, certificates and
                      -------------------------
other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lenders. The Administrative Agent shall have received copies of the LLC Agreement and the Transaction Agreement (certified as true, correct and complete by a Responsible Officer), and all other instruments and other evidence as the Lender may reasonably request, in form and substance reasonably satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.
               (ii)   Business Plans. The Lenders shall have received copies of
                      --------------
the Approved Business Plans and any Approved Budgets currently in effect with respect to the Permitted Markets in form and substance reasonably satisfactory to the Lenders.

               (iii)  Lucent Subordination and Consent Agreement. A fully
                      ------------------------------------------
executed copy of the subordination and consent agreement (with respect to the Lucent Agreement) dated as of October 14, 1998 by and among Lucent Technologies Inc., the Company and the Administrative Agent shall have been received by the Administrative Agent.

               (iv)   Due Diligence and Other Documents. The Lenders and their
                      ---------------------------------
counsel shall have concluded their business and legal due diligence review of the Company, the Borrowers and their Subsidiaries. The Company and the Borrowers shall have delivered to the Lenders such other documents, certificates and opinions as the Lenders have reasonably requested.

               (v)    Refinancing of the Initial Loans. On the Closing Date, (i)
                      --------------------------------
all loans under the Initial Credit Agreement (the "Initial Loans") made by any Initial Lender who is not a Lender hereunder shall be repaid in full, and the commitments and other obligations and rights (except as expressly set forth in the Initial Credit Agreement) of such Initial Lender shall be terminated, (ii) all outstanding Initial Loans shall be deemed Revolving Credit Loans hereunder and the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Revolving Credit Loans, together with any Revolving Credit Loans funded on the Closing Date, reflect the Revolving Credit Commitments of the Lenders hereunder, (iii) there shall have been paid in cash in full all accrued but unpaid interest due on the Initial Loans to the Closing Date, (iv) there shall have been paid in cash in full all accrued but unpaid fees under the Initial Credit Agreement due to the Closing Date and all other amounts, costs and expenses then owing to any of the Initial Lenders and/or First Union, as administrative agent under the Initial Credit Agreement, and (v) all outstanding promissory notes issued by the Borrowers to the Initial Lenders under the Initial Credit Agreement shall be deemed canceled and the originally executed copies thereof shall be promptly returned to the Administrative Agent who shall forward such notes to the Company, on behalf of the Borrowers.

               (vi)   Equity Investment and Conversion. The Company shall have
                      --------------------------------
received commitments for a minimum of $132,800,000 in Net Cash Proceeds of equity investments therein in accordance with the terms and conditions of the Equity Documents. The Company shall have received approximately $61,500,000 in Net Cash Proceeds of equity investments therein from such equity commitment and transferred such funds to the Borrowers as an equity contribution thereto in each case on terms and conditions reasonably satisfactory to the Lenders.

               (vii)  Governmental and Third Party Approvals. The Company and
                      --------------------------------------
the Borrowers shall have obtained all necessary approvals, authorizations and consents of any

Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents.

     SECTION 6.3    Conditions to All Extensions of Credit. The obligations of
                    --------------------------------------
the Lenders to make any Extensions of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date, as applicable:

     (a)   Notice of Borrowing and Notice of Account Designation. The
           -----------------------------------------------------
Administrative Agent shall have received a Notice of Borrowing in accordance with Section 2.3(a) and 4.2(a), as applicable, and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on and after the Closing Date are to be disbursed.

     (b)   Continuation of Representations and Warranties. The representations
           ----------------------------------------------
and warranties contained in Article VII shall be true and correct in all material respects on and as of such borrowing or issuance date with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

     (c)   No Existing Default. No Default or Event of Default shall have
           -------------------
occurred and be continuing hereunder (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) or the issue date with respect to such Letter of Credit or after giving affect to such Letters of Credit on such date.

     (d)   Officer's Compliance Certificate; Additional Documents. The
           ------------------------------------------------------
Administrative Agent shall have received the current Officer's Compliance Certificate and each additional document, instrument, or other item of information reasonably requested by it.

                                  ARTICLE VII

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     SECTION 7.1    Representations and Warranties. To induce the Administrative
                    ------------------------------
Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Company and the Borrowers hereby represent and warrant to the Administrative Agent and Lenders that:

     (a)   Organization; Power; Qualification. Each of the Company and its
           ----------------------------------
Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted, and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except to the extent that the failure to be so qualified and in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. The jurisdictions in which the Company and its Subsidiaries are organized and qualified to do business as of the Closing Date are described on Schedule 7.1(a).

     (b)   Ownership. Each Subsidiary of the Company as of the Closing Date is
           ---------
listed on Schedule 7.1(b). As of the Closing Date, the capitalization of the
          ---------------
Company and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 7.1(b). All outstanding shares have been duly authorized
             ---------------
and validly issued and are fully paid and nonassessable. The shareholders of the Subsidiaries of the Company and the number of shares owned by each as of the Closing Date are described on Schedule 7.1(b). As of the Closing Date, there
                              ---------------
are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of the Company or its Subsidiaries, except as described on Schedule 7.1(b).
             ---------------

     (c)   Authorization of Agreement, Loan Documents and Borrowing. Each of the
           --------------------------------------------------------
Company and its Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of the Company and each of its Subsidiaries party thereto, and each such document constitutes the legal, valid and binding obligation of the Company or its Subsidiary party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

     (d)   Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc.
           --------------------------------------------------------------------
The execution, delivery and performance by the Company and its Subsidiaries of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to the Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Company or any of its Subsidiaries or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents, except with respect to clauses (i) and (iii), except where the failure of any of the foregoing to be correct in all respects could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (e)   Compliance with Law; Governmental Approvals. Each of the Company and
           -------------------------------------------
its Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties, except where the failure of any of the foregoing to be correct in all respects could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (f)  Tax Returns and Payments. Each of the Company and its Subsidiaries has
          ------------------------
duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable (except for those taxes, assessments and governmental charges or levies which are contested by the Company or any Subsidiary in good faith and as to which adequate reserves are maintained with respect thereto in accordance with GAAP). No Governmental Authority has asserted any Lien or other claim against the Company or Subsidiary thereof with respect to unpaid taxes which has not been discharged or resolved. The charges, accruals and reserves on the books of the Company and any of its Subsidiaries in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of the Company and any of its Subsidiaries are in the judgment of the Company adequate, and the Company does not anticipate any additional taxes or assessments for any of such years.

     (g)  Intellectual Property Matters. Each of the Company and its
          -----------------------------
Subsidiaries owns or possesses rights to use all material franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither the Company nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations.

     (h)  Environmental Matters. Except where the failure of any of the
          ---------------------
following representations to be correct in all respects could not reasonably be expected to have a Material Adverse Effect:

               (i) The properties of the Company and its Subsidiaries do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of applicable Environmental Laws or (B) could give rise to liability under applicable Environmental Laws;

               (ii) Such properties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof;

               (iii) Neither the Company nor any Subsidiary thereof has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of their properties or the operations conducted in connection therewith, nor does the Company or any

Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened;

               (iv) Hazardous Materials have not been transported or disposed of from the properties of the Company and its Subsidiaries in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws;

               (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Company, threatened, under any Environmental Law to which the Company or any Subsidiary thereof is or will be named as a party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such properties or such operations; and

               (vi) There has been no release, or to the best of the Company's knowledge, the threat of release, of Hazardous Materials at or from such properties, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

     (i)  ERISA.
          -----

               (i) As of the Closing Date, neither the Company nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 7.1(i);
                                             ---------------

               (ii) the Company and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in
Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No liability has been incurred by the Company or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

               (iii) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Company or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

               (iv) Neither the Company nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code;

               (v) No Termination Event has occurred or is reasonably expected to occur; and

               (vi) No proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of the Company after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Company or any ERISA Affiliate, (B) Pension Plan or (C) Multiemployer Plan.

     (j)  Margin Stock.  Neither the Company nor any Subsidiary thereof is
          ------------
engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

     (k)  Government Regulation.  Neither the Company nor any Subsidiary thereof
          ---------------------
is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Company nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

     (l)  Material Contracts. Schedule 7.1(l) sets forth a complete and accurate
          ------------------  ---------------
list of all Material Contracts of the Company and its Subsidiaries in effect as of the Closing Date not listed on any other Schedule hereto; other than as set forth in Schedule 7.1(l), each such Material Contract is, and after giving
         ---------------
effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect on the Closing Date in accordance with the terms thereof. The Company and its Subsidiaries have delivered to the Administrative Agent a true and complete copy of each Material Contract required to be listed on Schedule 7.1(l) or any other Schedule hereto as of the Closing
                ---------------
Date.

     (m)  Employee Relations. Each of the Company and its Subsidiaries has a
          ------------------
stable work force in place and is not, as of the Closing Date, party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees except as set forth on

Schedule 7.1(m). The Company knows of no pending, threatened or contemplated
---------------
strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries.

     (n)  Burdensome Provisions.  Neither the Company nor any Subsidiary thereof
          ---------------------
is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. The Company and its Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

     (o)  Financial Statements.  The Consolidated balance sheets of the Company
          --------------------
and its Subsidiaries as of July 31, 1999 and the related statements of income and cash flows for the seven (7) calendar months then ended, copies of which have been furnished to the Administrative Agent and each Lender, are complete and correct, in all material respects, and fairly present, in all material respects, the assets, liabilities and financial position of the Company and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP, except for the absence of footnote disclosures. The Company and its Subsidiaries have no Debt, obligation or other unusual forward or long-term commitment which is not fairly reflected in the foregoing financial statements.

     (p)  No Material Adverse Change.  Since June 30, 1999, there has been no
          --------------------------
material adverse change in the properties, business, operations, prospects, or condition (financial or otherwise) of the Company and its Subsidiaries and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

     (q)  Solvency.  As of the Closing Date and after giving effect to each
          --------
Extension of Credit made hereunder, the Company and each of its Subsidiaries will be Solvent.

     (r)  Titles to Properties.  Each of the Company and its Subsidiaries has
          --------------------
such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, including, but not limited to, those reflected on the balance sheets of the Company and its Subsidiaries delivered pursuant to
Section 7.1(o), except those which have been disposed of by the Company or its Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.
Schedule 7.1(r) sets forth as of the Closing Date the address of each parcel of
---------------
real property owned or leased by the Company or any Subsidiary hereof, and with respect to all leasehold interest, a summary of the relevant lease terms.

     (s)  Liens.  None of the properties and assets of the Company or any
          -----
Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to
Section 11.3. No financing statement under the Uniform Commercial Code of any state which names the Company or any Subsidiary thereof or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and neither the Company nor any Subsidiary thereof has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens permitted by Section 11.3 hereof.

     (t)  Debt and Guaranty Obligations.  Schedule 7.1(t) is a complete and
          -----------------------------   ---------------
correct listing of all Debt and Guaranty Obligations of the Company and its Subsidiaries as of the Closing Date in excess of $1,000,000. The Company and its Subsidiaries have performed and are in material compliance with all of the terms of such Debt and Guaranty Obligations and all instruments and agreements relating thereto, and, to the Company's knowledge, no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Company or its Subsidiaries exists with respect to any such Debt or Guaranty Obligation.

     (u)  Litigation.  Except for matters existing on the Closing Date and set
          ----------
forth on Schedule 7.1(u), there are no actions, suits or proceedings pending
         ---------------
nor, to the knowledge of the Company, threatened against or in any other way relating adversely to or affecting the Company or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (v)  Absence of Defaults.  No event has occurred or is continuing which
          -------------------
constitutes a Default or an Event of Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Company or any Subsidiary thereof under any Material Contract or judgment, decree or order to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries or any of their respective properties may be bound or which would require the Company or its Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor.

     (w)  Communications Regulatory Matters.
          ---------------------------------

          (i) Each Network Agreement has been duly executed and delivered by the respective parties thereto, is in full force and effect and neither the Company, any Subsidiary thereof nor, to the best knowledge of the Company, any of the other parties thereto, is in default of any of the provisions thereof in any material respect.

          (ii)  Schedule 7.1(w) hereto sets forth, as of the date hereof, a true
                ---------------
and complete list of the following information for each Communications License issued to the Company or any its Subsidiaries: (A) for all Communications Licenses, the name of the licensee, the type of service and the expiration dates; and (B) for each PUC Authorization only, the geographic area covered by such PUC Authorization, the services that may be provided thereunder and the expiration date, if any.

          (iii) Neither the Company nor any Subsidiary is in material violation of any Communications Law applicable thereto that could reasonably be expected to have a Material Adverse Effect. The Communications Licenses specified on
Schedule 7.1(w) hereto are valid and in full force and effect without conditions
---------------
except for such conditions as are generally applicable to holders of such Communications Licenses and except as set forth on such Schedule. No event has occurred and is continuing which could reasonably be expected to (A) result in the imposition of a material forfeiture or the revocation, termination or adverse modification of any such Communications License or (B) materially and adversely affect any rights of the Company or any of its Subsidiaries thereunder. The Company has no reason to believe and has no knowledge that Communications Licenses will not be approved or renewed, as applicable, in the ordinary course.

          (iv) All of the Network Facilities and other material properties, equipment and systems owned, leased or managed by the Company and its Subsidiaries are, and (to the best knowledge of the Company) all such property, equipment and systems to be acquired or added in connection with any contemplated system expansion or construction will be, in good repair, working order and condition (reasonable wear and tear excepted) and are and will be in material compliance with all terms and conditions of the Communications Licenses and all material standards or rules imposed by applicable Communications Law and any Governmental Authority or as imposed under any agreements with telephone companies and customers.

          (v) The Company and each of its Subsidiaries have paid all material franchise, license or other fees and charges which have become due pursuant to any Governmental Approval in respect of their business and have made appropriate provision as is required by GAAP for any such fees and charges which have accrued.

     (x)  Accuracy and Completeness of Information.  All written information,
          ----------------------------------------
reports and other papers and data produced by or on behalf of the Company or any Subsidiary thereof and furnished to the Lenders were, at the time the same were so furnished, complete and correct in all respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter; provided that all projection and financial forecasts shall represent the good faith estimates of the Borrowers and senior management thereof as to the projected results contained therein. No document furnished or written statement made to the Administrative Agent or the Lenders by the Company or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Company or its Subsidiaries or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading in any material respect. The Company is not aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as the Company can now foresee, could reasonably be expected to have a Material Adverse Effect.

     (y)  Year 2000 Compatibility.  The Company and its Subsidiaries have taken
          -----------------------
all actions reasonably necessary to assure that the Borrowers' computer based systems are able to operate and effectively process data which includes dates on and after January 1, 2000.

     SECTION 7.2    Survival of Representations and Warranties, Etc. All and
                    -----------------------------------------------
warranties set forth in this Article VII and all representations and warranties contained in any certificate, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

                                 ARTICLE VIII

                       FINANCIAL INFORMATION AND NOTICES
                       ---------------------------------

     Until all the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11 hereof, the Company will furnish or cause to be furnished to the Administrative Agent and to the Lenders at their respective addresses as set forth on Schedule 1, or such other office as may be designated by the
         ----------
Administrative Agent and Lenders from time to time:

     SECTION 8.1         Financial Statements and Projections.
                         ------------------------------------

     (a)  Monthly Financial Statements.  As soon as available but in any event
          ----------------------------
within 30 days after the end of each monthly accounting period in each fiscal year: (i) unaudited and Consolidated and consolidating statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the Company's annual budget and the corresponding period in the preceding fiscal year. All such statements shall be prepared in accordance with GAAP, consistently applied (subject to the absence of footnote disclosures and to changes resulting from normal year-end adjustments for recurring accruals), and shall be certified by a Responsible Officer, and (ii) a status report prepared by a Responsible Officer, reporting the number of access lines then maintained by the Company and its Subsidiaries and indicating whether the Company has met its budgeted financial goals (including, without limitation, those specified in any Approved Business Plan or Approved Budget) discussing in reasonable detail the reasons for any variation from such goals, and describing what actions the Company and its Subsidiaries have taken and propose to take in order to meet budgeted financial targets in the future.

     (b)  Quarterly Financial Statements.  As soon as practicable and in any
          ------------------------------
event within forty-five (45) days after the end of each fiscal quarter of each Fiscal Year, an unaudited Consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated and consolidating statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by the Company in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by a Responsible Officer to present fairly in all material respects the financial condition of the Company and its Subsidiaries as of their respective dates and the results of operations of the Company and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments.

     (c)  Annual Financial Statements.  As soon as practicable and in any event
          ---------------------------
within ninety (90) days after the end of each Fiscal Year, an audited Consolidated balance sheet of the Company and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by Arthur Andersen LLP or other independent certified public accounting firm reasonably acceptable to the Administrative Agent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by the Company or any of its Subsidiaries or with respect to accounting principles followed by the Company or any of its Subsidiaries not in accordance with GAAP.

     (d)  Budgets and Business Plans.  As soon as practicable and in any event
          --------------------------
within five (5) Business Days after its approval by the LLC, (i) each Approved Business Plan and (ii) each Approved Budget, in each case accompanied by a certificate from a Responsible Officer to the effect that, to the best of such officer's knowledge, such projections are good faith estimates of the financial condition and operations of the Company and its Subsidiaries for such period; provided, that in the event that there is no Approved Budget for any given
--------
Fiscal Year, an annual budget shall be provided no later than February 1 of such Fiscal Year prepared on a monthly basis and displaying anticipated statements of income and cash flows and balance sheets and budgeted Capital Expenditures in form and substance satisfactory to the Required Lenders. The Borrowers and Administrative Agent agree to convene semi-annually to review the Business Plans in connection with the addition of new cities.

     SECTION 8.2    Officer's Compliance Certificate. At each time financial
                    --------------------------------
statements are delivered pursuant to Sections 8.1(a) and 8.1(b) and at such other times as the Administrative Agent shall reasonably request, a certificate of a Responsible Officer or the treasurer of the Company including (a) for each certificate a calculation of the Borrowing Base and a determination of the number of Completed Cities and (b) for the quarterly certificate calculations evidencing compliance with Article X hereof, which certificate shall be in the form of Exhibit F attached hereto (an "Officer's Compliance Certificate") and in
        ---------
detail reasonably satisfactory to the Administrative Agent.

     SECTION 8.3    Accountants' Certificate. At each time financial statements
                    ------------------------
are delivered pursuant to Section 8.1(c), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:

     (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and

     (b) including the calculations prepared by such accountants required to establish whether or not the Company and its Subsidiaries are in compliance with the financial covenants set forth in Article X hereof as at the end of each respective period.

     SECTION 8.4    Other Reports.
                    -------------

     (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Company, any Borrower or their respective board of directors by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto;

     (b) Within ten (10) Business Days after the receipt by the Company or any of its Subsidiaries of notice that any Communications License has been lost or canceled, copies of any such notice accompanied by a report describing the measures undertaken by the Company or any of its Subsidiaries to prevent such loss or cancellation (and the anticipated impact, if any, that such loss or cancellation will have upon the business of the Company and its Subsidiaries);

     (c) Promptly but in any event within ten (10) Business Days after the filing thereof, a copy of (i) each report or other filing made by the Company or any of its Subsidiaries with the Securities and Exchange Commission and required by the SEC to be delivered to the shareholders of the Company or any of its Subsidiaries, (ii) each report made by the Company or any of its Subsidiaries to the SEC on Form 8-K and (iii) each final registration statement of the Company or any of its Subsidiaries filed with the SEC; and

     (d) Such other information regarding the operations, business affairs and financial condition of the Company, any Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may reasonably request.

     SECTION 8.5    Notice of Litigation and Other Matters. Prompt (but in no
                    --------------------------------------
event later than five (5) days after an officer of the Company or any Borrower obtains knowledge thereof) telephonic and written notice of:

     (a) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Company, any Borrower or any Subsidiary thereof or any of their respective properties, assets or businesses unless the action or proceeding could not reasonably be expected to result in a liability of the Company or any Borrower in an amount greater than $1,000,000;

     (b) any notice of any violation received by the Company, any Borrower or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws which in any such case could reasonably be expected to have a Material Adverse Effect;

     (c) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against the Company, any Borrower or any Subsidiary thereof;

     (d) any attachment, judgment, lien, levy or order exceeding $1,000,000 that may be assessed against or threatened against the Company, any Borrower or any Subsidiary thereof;

     (e) (i) the execution of any Material Contract by the Company, any Borrower or any Subsidiary, along with a copy thereof, (ii) any Default or Event of Default, or any event which constitutes or which with the passage of time or giving of notice or both would constitute a material default or material event of default, or in any case a default in payment of any amounts due (after expiration of applicable grace and cure periods), under any Material Contract to which the Company, any Borrower or any of its Subsidiaries is a party or by which the Company, any Borrower or any Subsidiary thereof or any of their respective properties may be bound;

     (f) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by the Company, any Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan,
(iii) all notices received by the Company, any Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) the Company, any Borrower obtaining knowledge or reason to know that the Company, any Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA;

     (g) the enactment or promulgation after the date hereof of any federal, state, provincial or local statute, regulation or ordinance or judicial or administrative decision or order (or, to the extent that the Company or any Borrower has knowledge thereof, any such proposed statute, regulation, ordinance, decision or order, whether by the introduction of legislation or the commencement of rulemaking or similar proceedings or otherwise) having a material effect or relating to the operation of the Network Facilities by the Company or any of its Subsidiaries (including, without limitation, any statutes, decisions or orders affecting long distance telecommunication resellers generally and not directed against the Company or any of its Subsidiaries specifically) which have been issued or adopted (or which have been proposed) and which could reasonably be expected to have a Material Adverse Effect; and

     (h)  any event which makes any of the representations set forth in Section
7.1 inaccurate in any respect.

     SECTION 8.6    Accuracy of Information. All written information, reports,
                    -----------------------
statements and other papers and data furnished by or on behalf of the Company or any Borrower to the Administrative Agent or any Lender whether pursuant to this
Article VIII or any other provision of this Agreement, or any of the Security Documents, shall, at the time the same is so furnished comply with Section 7.1(x).

                                  ARTICLE IX

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 15.11, the Company will, and will cause each of its Subsidiaries to:

     SECTION 9.1    Preservation of Corporate Existence and Related Matters.
                    -------------------------------------------------------
Except as permitted by Section 11.5, (a) preserve and maintain its separate corporate existence and (b) except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, preserve and maintain all rights, franchises, licenses and privileges necessary to the conduct of its business and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction where the nature and scope of its activities require it to so qualify under Applicable Law.

     SECTION 9.2    Maintenance of Property. In addition to the requirements of
                    -----------------------
any of the Security Documents, protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times in each case except where the failure of any of the foregoing to be correct in all respects could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 9.3    Insurance. Maintain with insurance companies that have an
                    ---------
A.M. Best rating of A:X or better, insurance against such risks and in such minimum amounts as are set forth on Schedule 9.3 and any additional insurance
                                    ------------
customarily maintained by similar businesses and as may be required by Applicable Law and the Security Documents, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request (a) a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby and (b) annually, a report from an independent insurance broker as to the insurance then in effect.

     SECTION 9.4    Accounting Methods and Financial Records. Maintain a system
                    ----------------------------------------
of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

     SECTION 9.5    Payment and Performance of Obligations. Pay and perform all
                    --------------------------------------
Obligations under this Agreement and the other Loan Documents, and pay or perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (b) all other indebtedness, obligations and liabilities in accordance with customary trade practices; provided, that the Company or such Subsidiary may
                           --------
contest any item described in clauses (a) or (b) of this Section 9.5 in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

     SECTION 9.6    Compliance With Laws and Approvals. Observe and remain in
                    ----------------------------------
compliance with all material Applicable Laws and maintain in full force and effect all material Governmental Approvals, in each case applicable to the conduct of its business.

     SECTION 9.7    Environmental Laws. In addition to and without limiting the
                    ------------------
generality of Section 9.6, (a) comply with, and use reasonable efforts to ensure such compliance by all tenants and subtenants with all applicable Environmental Laws and obtain and comply with and maintain, and use reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and
(c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Company or such Subsidiary, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

     SECTION 9.8    Compliance with ERISA. In addition to and without limiting
                    ---------------------
the generality of Section 9.6, (a) comply with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (b) not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan,
(c) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code, (d) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (e) furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent.

     SECTION 9.9    Compliance With Agreements. Comply in all respects with each
                    --------------------------
term, condition and provision of any Material Contract and, except where the failure to so comply could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, with each term, condition and provision of all other contracts and agreements entered into in the conduct of its business; provided,
                                                                      --------
that the Company or such Subsidiary may contest any Material Contract or other contract or agreement in good faith through applicable proceedings so long as adequate reserves are maintained in accordance with GAAP.

     SECTION 9.10   Conduct of Business. Engage only in the provision of voice
                    -------------------
and data wireline telecommunications services and in lines of business directly related thereto; provided, that such service and related business shall be conducted solely by the Borrowers, and the Company shall act as a holding company for the capital stock of the Borrowers and engage only in business operations incidental thereto and incidental to the creation and capitalization of the Borrowers and to making other investments therein.

     SECTION 9.11   Visits and Inspections. Permit the Administrative Agent, or
                    ----------------------
any Lender (or any consultant retained thereby), from time to time upon at least 2 Business Days, prior notice and at the Borrowers' expense, to visit and inspect its properties; conduct periodic field audits and otherwise inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; once during each fiscal year of the Company (or, if a Default or an Event of Default shall have occurred and for so long as it shall be continuing, at any time) conduct periodic field audits; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

     SECTION 9.12   Additional Subsidiaries and Collateral.
                    --------------------------------------

     (a) (i) At such time as any Subsidiary of the Company is created or acquired after the Closing Date, cause to be executed and delivered to the Administrative Agent (A) a Joinder Agreement such that such Subsidiary shall become a Borrower hereunder, a grantor under the Security Agreement and an issuer under the Pledge Agreement (and, if applicable, the parent of such Subsidiary shall become a pledgor under the Pledge Agreement), (B) subject to clause (ii) below, such other applicable Security Documents in form and substance reasonably satisfactory to the Administrative Agent such that the assets of such Subsidiary shall become Collateral for the Obligations, (C) favorable legal opinions addressed to the Administrative Agent and Lenders in form and substance satisfactory thereto with respect to such supplements and agreements and (D) such other documents and closing certificates as consistent with Article VI as may be requested by the Administrative Agent and (ii) within sixty (60) days after the joinder of such Subsidiary, a Mortgage for each parcel of real property owned or leased thereby.

     (b) Within sixty (60) days of the consummation by the Company or any Subsidiary of any lease (including without limitation in connection with any assignment or assumption of an existing lease to or by a new landlord) with respect to real property at which any Switch or any material Telecommunications Equipment is or is to be located, cause to be executed and delivered to the Administrative Agent (i) a copy of the lease and all related documents, (ii) a Mortgage with respect to such property, (iii) a landlord consent and, if applicable, a mortgagee estoppel letter (and, in addition, within sixty (60) days of any refinancing of any Mortgage with a new lender, an additional mortgagee estoppel letter) with respect to such property, (iv) a legal description of the premises, (v) any filings or recordings necessary to perfect the security interests of the Lenders in all Collateral related to such premises, (vi) UCC-1 Financing Statements in form and substance satisfactory to the Administrative Agent with respect to such premises and (vii) favorable opinions of counsel to the Company addressed to the Administrative Agent and the Lenders in form and substance satisfactory thereto with respect to such security interests and each additional document, instrument or other item of information reasonably requested by the Administrative Agent.

     (c) In connection with the execution by the Company or any Subsidiary of any Interconnection Agreement, use their reasonable best efforts to cause to be executed and delivered to the Administrative Agent at the time such Interconnection Agreement is entered into (or as soon as reasonably practicable thereafter, or with respect to any such agreement that is in effect on the Closing Date, as soon as reasonably practicable after such date), a consent agreement regarding the Lien of the Administrative Agent in form and substance reasonably satisfactory thereto and each additional document, instrument or other item of information reasonably requested by the Administrative Agent.

     (d) Promptly deliver from time to time such additional Security Documents to the Administrative Agent upon the request of the Required Lenders with respect to any assets of any such Person not subject to an existing Lien in favor of the Administrative Agent for the ratable benefit of itself and the Lenders.

     SECTION 9.13   Year 2000 Compatibility. Take all actions reasonably
                    -----------------------
necessary to assure that the Borrowers' computer based systems are able to operate and effectively process data which includes dates on and after January 1, 2000. At the request of the Administrative Agent or any Lender, the Borrowers shall provide reasonable assurances satisfactory to the Administrative Agent of the Borrowers' Year 2000 compatibility.

     SECTION 9.14   Transfer of Capital Contributions. With respect to any
                    ---------------------------------
equity contributions received by the Company by way of Sponsor Equity, Investor Equity, Net Cash Proceeds from a Public Offering or Net Cash proceeds from any issuance of Company Notes transfer the amount thereof to the Borrowers in the form of capital contributions reasonably satisfactory to the Administrative Agent and the Required Lenders.

     SECTION 9.15   Hedging Agreements. Maintain during the term of the Credit
                    ------------------
Facility (commencing on the date the Borrowers utilize fifty percent (50%) or more of the Aggregate Commitment), a Hedging Agreement with minimum notional amount at any date of determination equal to fifty percent (50%) of the outstanding principal balance on the Loans at an interest rate and upon other terms and conditions reasonably satisfactory to the Administrative Agent.

     SECTION 9.16   Further Assurances. Make, execute and deliver all such
                    ------------------
additional and further acts, things, deeds and instruments as the Administrative Agent or any Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Administrative Agent and the Lenders their respective rights under this Agreement, the Notes, the Letters of Credit and the other Loan Documents.

     SECTION 9.17   Use of Proceeds. The Borrowers shall use the proceeds of the
                    ---------------
Extensions of Credit (a) to finance the purchase price of the AC Acquisition,
(b) to finance the direct cost of multiple Switches and other ancillary Telecommunications Equipment and services comprising direct construction costs and other related Capital Expenditures, in each case in the

Permitted Markets and (c) for working capital and general corporate requirements of the Borrowers, including the payment of certain fees and expenses incurred in connection with the transactions.

                                   ARTICLE X

                              FINANCIAL COVENANTS
                              -------------------

     SECTION 10.1   Stage 1 Covenants. Until all of the Obligations have been
                    -----------------
paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11 hereof, during the Stage 1 Covenant Period the Borrowers on a Consolidated basis will not:

     (a)  Debt to Capital Ratio: As of any date of determination, (i) during the
          ---------------------
Level 1 Equity/Market EBITDA Period, permit the ratio of (A) Total Debt of the Borrowers and their Subsidiaries on such date to (B) Contributed Capital on such date (the "Total Debt/Contributed Capital Ratio") to be greater than 1.00 to
1.00 and (ii) during the Level 2 Equity/Market EBITDA Period, permit (A) the ratio of (1) Total Debt of the Borrowers and their Subsidiaries on such date in excess of $100,000,000 to (2) Contributed Capital on such date in excess of $100,000,000 to be greater than 1.50 to 1.00 and (B) the Total Debt/Contributed Capital Ratio on any such date to be greater than 1.15 to 1.00.

     (b)  Minimum Revenue: As of any fiscal quarter end during the applicable
          ---------------
period set forth below, permit Total Revenue for the fiscal quarter ending on such date to be less than the corresponding amount set forth below:

             ----------------------------------------------------
               Period Ending                     Minimum Revenue
             ----------------------------------------------------
               12/31/99                            $ 2,450,000
               3/31/00                               4,900,000
               6/30/00                               7,650,000
               9/30/00                              10,900,000
               12/31/00                             14,650,000
               3/31/01                              18,650,000
               6/30/01                              22,850,000
               9/30/01                              27,400,000
               12/31/01                             32,450,000
               03/31/02                             36,000,000
               06/30/02                             39,500,000
               09/30/02                             43,100,000
               12/31/02                             46,600,000
               03/31/03                             49,400,000
               06/30/03                             52,200,000
               09/30/03                             55,100,000
               12/31/03                             57,900,000
               03/31/04                             60,400,000
               06/30/04                             62,900,000

               09/30/04                             65,500,000
               12/31/04                             68,000,000
               03/31/05                             70,300,000
               06/30/05                             72,600,000
               09/30/05                             74,900,000
               12/31/05                             77,200,000
               03/31/06                             79,200,000
               06/30/06                             81,200,000
               09/30/06                             83,200,000
               12/31/06                             85,200,000
               03/31/07                             86,800,000
               06/30/07                             88,400,000
               09/30/07                             90,100,000
               12/31/07                             91,700,000
             ----------------------------------------------------

     (c)  Maximum EBITDA Losses/Minimum EBITDA:  As of any fiscal quarter end
          ------------------------------------
during the applicable period set forth below, permit (i) EBITDA losses for the fiscal quarter ending on such date to exceed the corresponding negative amount set forth below; provided, that for each fiscal quarter ending during 1999 and
                 --------
2000, either (A) the EBITDA losses for such fiscal quarter shall not exceed the corresponding negative amount set forth below or (B) the cumulative EBITDA loss from October 1, 1999 to such fiscal quarter end shall not exceed the cumulative negative amounts set forth below for such period or (ii) permit EBITDA to be less than the corresponding positive amount set forth below:

             ----------------------------------------------------
               Period                          Max EBITDA Losses/
                                                   Min EBITDA
             ----------------------------------------------------
               12/31/99                            (9,700,000)
               3/31/00                            (11,000,000)
               6/30/00                            (13,750,000)
               9/30/00                            (11,000,000
               12/31/00                            (6,150,000)
               3/31/01                             (3,500,000)
               6/30/01                             (1,500,000)
               9/30/01                              1,000,000
               12/31/01                             3,500,000
               03/31/02                             6,300,000
               06/30/02                             8,000,000
               09/30/02                             9,800,000
               12/31/02                            11,500,000
               03/31/03                            12,900,000
               06/30/03                            14,400,000
               09/30/03                            15,900,000
               12/31/03                            17,400,000
               03/31/04                            18,500,000
               06/30/04                            19,600,000
               09/30/04                            20,700,000

             ----------------------------------------------------
               12/31/04                            21,800,000
               03/31/05                            23,000,000
               06/30/05                            24,200,000
               09/30/05                            25,400,000
               12/31/05                            26,500,000
               03/31/06                            27,400,000
               06/30/06                            28,300,000
               09/30/06                            29,200,000
               12/31/06                            30,100,000
               03/31/07                            30,900,000
               06/30/07                            31,700,000
               09/30/07                            32,500,000
               12/31/07                            33,300,000
             ----------------------------------------------------

     (d)  Maximum Capital Expenditures: As of the end of any Fiscal Year, permit
          ----------------------------
Capital Expenditures for such Fiscal Year to exceed the corresponding amount set forth below:

             -------------------------------------------------
               Fiscal Year                    Maximum Capital
               Ending                          Expenditures
             -------------------------------------------------
               12/31/99                        $56,000,000
               12/31/00                         61,000,000
               12/31/01                         26,000,000
               12/31/02                         38,000,000
               12/31/03                         32,500,000
               12/31/04                         26,500,000
               12/31/05                         22,500,000
               12/31/06                         20,000,000
               12/31/07                         17,500,000
             -------------------------------------------------

; provided that if the Borrowers make Capital Expenditures in any Fiscal Year in an amount less than the amount set forth above for such Fiscal Year (such unused portion, the "Stage 1 Carryover Amount"), the Borrowers may make Capital Expenditures in the immediately succeeding fiscal year in an amount not to exceed the sum of (i) the amount set forth above for such fiscal year and (ii) the Stage 1 Carryover Amount.

     (e)  Minimum Asset Coverage: As of any fiscal quarter end, permit the ratio
          ----------------------
of (i) PP&E of the Borrowers and their Subsidiaries as of such date to (ii) the Total Debt thereof as of such date to be less than 1.0 to 1.0.

     SECTION 10.2   Stage 2 Covenants. Until all of the Obligations have been
                    -----------------
paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11 hereof, during the Stage 2 Covenant Period the Borrowers on a Consolidated basis will not:

     (a)  Borrower Leverage Ratio:  As of any fiscal quarter end during the
          -----------------------
applicable period set forth below, permit the Borrower Leverage Ratio to exceed the corresponding ratio set forth below:

             -------------------------------------------------
               Period                             Ratio
             -------------------------------------------------
               Stage 2 Effective
               Date through                       6.00x
               6/29/2003

               6/30/2003 through                  5.00x
               12/30/2003

               12/31/2003 through                 4.00x
               6/29/2004

               6/30/2004 and                      3.00x
               thereafter
             -------------------------------------------------

     (b)  Borrower Fixed Charge Coverage Ratio: As of any fiscal quarter end
          ------------------------------------
during the applicable period set forth below, permit the ratio of (i) EBITDA for the six-month period ending on such fiscal quarter end times two (2) to (ii)
                                                       -----
Borrower Fixed Charges for the period of four (4) consecutive fiscal quarters ending on such fiscal quarter end to be less than the corresponding ratio set forth below:

             -------------------------------------------------
               Period                             Ratio
             -------------------------------------------------
               Stage 2 Effective
               Date through
               6/29/2003                           N/A

               6/30/2003 through                  0.85x
                12/30/2003

               12/31/2003 and                     1.10x
               thereafter
             -------------------------------------------------

     (c)  Interest Coverage Ratio:  As of any fiscal quarter end during the
          -----------------------
applicable period set forth below, permit the ratio of (i) EBITDA for the six-month period ending on such fiscal quarter end to (ii) cash Interest Expense for the six-month period ending on such fiscal quarter end, to be less than the corresponding ratio set forth below:

             -------------------------------------------------
               Period                             Ratio
             -------------------------------------------------
               Stage 2 Effective
               Date through
               6/29/2003                          1.50x
             -------------------------------------------------

             -------------------------------------------------
               6/30/2003 through
               12/30/2003                         1.75x

               12/31/2003 and
               thereafter                         2.00x
             -------------------------------------------------

     (d)  Maximum Capital Expenditures: As of the end of any Fiscal Year, permit
          ----------------------------
Capital Expenditures for such Fiscal Year to exceed the corresponding amount set forth below:

             -------------------------------------------------
               Fiscal Year                  Maximum Capital
               Ending                        Expenditures
             -------------------------------------------------
               12/31/99                      $56,000,000
               12/31/00                       61,000,000
               12/31/01                       26,000,000
               12/31/02                       38,000,000
               12/31/03                       32,500,000
               12/31/04                       26,500,000
               12/31/05                       22,500,000
               12/31/06                       20,000,000
               12/31/07                       17,500,000
             -------------------------------------------------

; provided that if the Borrowers make Capital Expenditures in any Fiscal Year in an amount less than the amount set forth above for such fiscal year (such unused portion, the "Stage 2 Carryover Amount"), the Borrowers may make Capital Expenditures in the immediately succeeding Fiscal Year in an amount not to exceed the sum of (i) the amount set forth above for such fiscal year and (ii) the Stage 2 Carryover Amount.

     SECTION 10.3   Guarantor Covenant. Until all of the Obligations have been
                    ------------------
paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11 hereof, during the Stage 2 Covenant Period the Company on a Consolidated basis will not, as of any fiscal quarter end during the applicable period set forth below, permit the Company Leverage Ratio to be greater than the corresponding ratio set forth below:

             -------------------------------------------------
               Period                             Ratio
             -------------------------------------------------
               Stage 2 Effective
               Date through
               6/29/2003
                                                  10.00x
               6/30/2003 through
               12/30/2003                         9.00x

               12/31/2003 through
               6/30/2004                          8.00x
             -------------------------------------------------

             -------------------------------------------------
               6/29/2004 through
               12/30/2004                         7.00x

               12/31/2004 and
               thereafter                         6.00x
             -------------------------------------------------

                                  ARTICLE XI

                              NEGATIVE COVENANTS
                              ------------------

     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 15.11 hereof, the Company shall not and shall not permit any of its Subsidiaries to:

     SECTION 11.1   Limitations on Debt. Create, incur, assume or suffer to
                    -------------------
exist any Debt except:

     (a)  the Obligations;

     (b)  Debt of the Borrowers incurred in connection with a Hedging Agreement
(i) required by Section 9.15 or (ii) otherwise executed to hedge against interest rate fluctuation with a counterparty and upon terms and conditions (including interest rate) reasonably satisfactory to the Administrative Agent;

     (c) Debt arising under or in connection with publicly or privately placed notes, debentures, bonds or debt securities or related indentures or other agreements (including without limitation Debt convertible into capital stock of the Company) with aggregate Net Cash Proceeds not to exceed $200,000,000, so long as (i) no Default or Event of Default exists on the date any such Debt is created or arises as a result of any borrowing thereunder, (ii) the provisions of the documents evidencing such Debt are not materially more restrictive (as reasonably determined by the Administrative Agent) than the covenants in the Loan Documents, including without limitation any "change in control" provision,
(iii) such Debt provides for no scheduled payment of principal on or prior to the date that is six (6) months after the eighth anniversary of the Closing Date, (iv) such Debt is either (A) unsecured subordinated Debt issued by the Company and the terms of such subordination are reasonably satisfactory to the Administrative Agent and the Required Lenders (any such notes issued pursuant to this Section 11.1(c)(iv)(A), the "Company Subordinated Notes") or (B) unsecured Debt issued by the Company (any such notes issued pursuant to this Section 11.1(c)(iv)(B), the "Company Senior Notes") and (v) the documents and other terms pursuant to which such Debt is issued are reasonably satisfactory to the Administrative Agent and the Required Lenders;

     (d) Debt existing on the Closing Date and not otherwise permitted under or referred to in this Section 11.1, as set forth on Schedule 7.1(t), and the
                                                  ---------------
renewal and refinancing (but not the increase of the aggregate principal amount) thereof;

     (e) Debt of the Borrowers not to exceed $5,000,000 in the aggregate on any date of determination which may be used for (i) Capital Leases, (ii) short-term debt in the ordinary course of business, (iii) Subordinated Debt of a Borrower issued to the Company that is non-transferable to any third party except in the event of a merger or sale of such Borrower permitted by Section 11.5, (iv) temporary overdrafts or (v) any other use previously approved in writing by the Required Lenders; and

     (f) Debt consisting of Guaranty Obligations permitted by Section 11.2; provided, that none of the Debt permitted to be incurred by this Section 11.1
--------
shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of the Company to make any payment to the Company or any Subsidiary thereof (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Borrowers to pay the Obligations and the Company to pay the Guaranteed Obligations.

     SECTION 11.2   Limitations on Guaranty Obligations. Create, incur, assume
                    -----------------------------------
or suffer to exist any Guaranty Obligations except:

     (a) Guaranty Obligations in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

     (b) Guaranty Obligations of the Borrowers with respect to the Company Subordinated Notes as long as such Guaranty Obligations (i) are unsecured subordinated Debt of the Borrowers and the terms of such subordination are reasonably satisfactory to the Administrative Agent and the Required Lenders and
(ii) the documents and other terms pursuant to which such Guaranty Obligations are entered into are reasonably satisfactory to the Administrative Agent and the Required Lenders;

     (c) Guaranty Obligations in an amount not to exceed $500,000 to secure payment or performance of customer service contracts incurred in the ordinary course of business;

     (d) Guaranty Obligations of the Company with respect to any real or personal property lease to which any Borrower is a party and entered into in the ordinary course of business; provided, that no Default or Event of Default
                             --------
exists on the date any such Guaranty Obligation is created, incurred or assumed or arises as a result thereof and provided further, that upon entering into any
                                  ----------------
such Guaranty Obligation with respect to any lease subject to Section 9.12, the Borrowers shall be in compliance with Section 9.12 with respect to such lease;

     (e) Guaranty Obligations of the Company of any Debt of the Borrowers which is permitted by Section 11.1(e); and

     (f) Guaranty Obligations of the Company and its Subsidiaries which consist of customary indemnification and purchase price adjustment obligations incurred in connection with the purchase of assets or capital stock in each case permitted hereunder; and

     SECTION 11.3  Limitations on Liens. Create, incur, assume or suffer to
                   --------------------
exist, any Lien on or with respect to any of its assets or properties (including without limitation shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

     (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

     (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;

     (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or obligations (not to exceed $500,000) under customer service contracts;

     (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of business;

     (e) Liens of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

     (f) Liens created under the Lucent Agreement and any other Liens not otherwise permitted by or referred to in this Section 11.3 and in existence on the Closing Date, in each case as described on Schedule 11.3;
                                               -------------

     (g) Liens evidencing the interest of lessors under Capital Leases permitted by Section 11.1(e) and Liens securing any purchase money Debt permitted under Section 11.1(e); provided, that with respect to any such
                                 --------
purchase money Liens, (i) such Liens shall be created substantially simultaneously with the acquisition of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt,
(iii) the amount of Debt secured thereby is not increased and (iv) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price of such property at the time it was acquired; and

     (h) Liens against any account consisting of a portion of the Net Cash Proceeds of Company Notes escrowed or set aside in a restricted account for the purpose of paying interest accrued on such Company Notes which Liens are granted for the benefit of holders of such notes.

     SECTION 11.4  Limitations on Loans, Advances, Investments and Acquisitions.
                   ------------------------------------------------------------
Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture (including without limitation the creation or capitalization of any Subsidiary), evidence of Debt or other obligation or security, substantially all or a substantial portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person except:

     (a) existing loans, advances and investments not otherwise permitted by this Section 11.4 described on Schedule 11.4;
                               -------------

     (b) investments by any Borrower in (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within 120 days from the date of acquisition thereof, (ii) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate
                                                 --------
amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (iv) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder (any such investment referred to in this Section 11.4(b), a "Cash Equivalent");

     (c) investments by the Borrowers or any Subsidiary thereof in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person if such acquisition has been previously approved in writing by the Required Lenders; provided that (i) if the aggregate consideration (including cash, debt, capital stock and any earn-out) for any such acquisition does not exceed $5,000,000, then no such consent shall be required so long as no Default or Event of Default shall be in existence or would occur after giving effect thereto and (ii) subject to compliance with the other applicable provisions of the Loan Documents, no such approval shall be required with respect to the AC Acquisition;

     (d) any investment by the Company in any Borrower or by any Borrower in another Borrower or any loan by a Borrower to the Company permitted by Section 11.1(e)(iii);

     (e) loans and advances to directors, officers and employees of the Company and its Subsidiaries in the ordinary course of business (provided that the aggregate outstanding amount of all investments under this clause (e) shall not exceed $500,000 at any one time); and

     (f) any investment consisting of the funds deposited in any escrow account or restricted account (and interest thereon) permitted by Section 11.3(h).

     SECTION 11.5  Limitations on Mergers and Liquidation. Merge, consolidate or
                   --------------------------------------
enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

     (a) any Wholly-Owned Subsidiary of the Company may merge with any other Wholly-Owned Subsidiary of the Company;

     (b) any Wholly-Owned Subsidiary may merge into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with an acquisition permitted by Section 11.4(c); and

     (c) any Wholly-Owned Subsidiary of any Borrower may wind-up into such Borrower or any other Wholly-Owned Subsidiary of such Borrower.

     SECTION 11.6  Limitations on Sale of Assets. Convey, sell, lease, assign,
                   -----------------------------
transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

     (a) the sale or lease by any Borrower in the ordinary course of business of any portion of the Network Facility not then in use by such Borrower and not contemplated to be used thereby;

     (b) the sale by any Borrower of assets no longer used or usable in the business of the Borrowers or any of their Subsidiaries;

     (c) the transfer of assets to any Borrower or any Wholly-Owned Subsidiary of any Borrower pursuant to Section 11.5(c);

     (d) the sale or discount without recourse by any Borrower of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

     (e) any asset sale not referenced above under Section 11.6 as long as such sale is in the ordinary course of business and the Net Cash Proceeds thereof are, if applicable, applied in accordance with Section 4.4 and/or Section 2.6, as applicable; provided that the aggregate Net Cash Proceeds from such sales
               --------
shall not exceed $6,000,000 during any period of four consecutive fiscal quarters.

     SECTION 11.7  Limitations on Dividends and Distributions. Declare or pay
                   ------------------------------------------
any dividends upon any of its capital stock or other equity interests; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interests;

return capital of the Borrowers to the Company or of the Company to the LLC; or make any distribution of cash, property or assets among the holders of shares of its capital stock or make other payments or distributions to any Affiliate of the Company or any of its Subsidiaries; provided, that, if no Default or Event
                                        --------
of Default has occurred and is continuing nor would occur as a result of the following action the Borrowers may:

     (a) make payments to Affiliates of fees or compensation for services which are in the nature of management, corporate overhead or administrative services to the extent such payments are reflected in the then effective Approved Budget or Approved Business Plan and do not exceed arms'-length pricing;

     (b) pay cash dividends to the Company on each interest payment date with respect to the Company Notes in an amount equal to the interest payment payable on such date; provided, that each such dividend shall be used by the Company for
              --------
payment of interest with respect to the Company Notes; and

     (c) the Company may pay dividends in shares of its capital stock in order to give effect to Section 4.01 of the LLC Agreement in connection with the dissolution of the LLC as a result of a Public Offering by the Company or sale of the Company referred to in Sections 12.01(b) or (c) of the LLC Agreement.

     SECTION 11.8  Limitations on Exchange and Issuance of Capital Stock. Issue,
                   -----------------------------------------------------
sell or otherwise dispose of any class or series of capital stock that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be,
(a) convertible or exchangeable into Debt or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, in each such case before the date that is six (6) months after the Term Loan Maturity Date.

     SECTION 11.9  Transactions with Affiliates. Directly or indirectly (a) make
                   ----------------------------
any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates (other than as disclosed on Schedule 11.4 and other than advances to
                                       -------------
employees of the Company or any of its Subsidiaries for travel expenses in the ordinary course of business not to exceed $100,000 in the aggregate at any time) or (b) enter into, or be a party to, any other transaction with any of its Affiliates (other than transactions expressly contemplated by the Equity Documents), except, in each case, pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are fully disclosed to and, if the aggregate payments thereunder are likely to exceed $250,000 in any fiscal year, approved in writing by the Required Lenders prior to the consummation thereof and are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

     SECTION 11.10 Certain Accounting Changes. Change its Fiscal Year end, or
                   --------------------------
make any change in its accounting treatment and reporting practices except as required by GAAP.

     SECTION 11.11  Amendments; Payments and Prepayments of Subordinated Debt.
                    ---------------------------------------------------------
Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Subordinated Debt or any Company Senior Notes, or cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including without limitation by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt or the Company Senior Notes.

     SECTION 11.12  Charter Documents. Amend or modify the LLC Agreement,
                    -----------------
Transaction Agreement or certificate of incorporation of the Company or any Borrower (the "Organization Documents"), including, without limitation, the replacement of the Organization Documents in connection with an IPO Dissolution (the "Replacement Organization Documents") or amend or modify the Replacement Organization Documents in each case, in any respect that could reasonably be expected to materially adversely effect the Lenders (as reasonably determined by the Administrative Agent).

     SECTION 11.13  Restrictive Agreements. Enter into any Debt which contains
                    ----------------------
any negative pledge on assets or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt, in each such case other than such restrictions, limitations or encumbrances imposed by any agreement or instrument evidencing the Company Notes, or enter into any Debt which contains any covenants more restrictive than the provisions of Articles IX, X and XI hereof,.

                                  ARTICLE XII

                             DEFAULT AND REMEDIES
                             --------------------

     SECTION 12.1   Events of Default. Each of the following shall constitute an
                    -----------------
Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

     (a)  Default in Payment of Principal of Loans and Reimbursement
          ----------------------------------------------------------
Obligations. The Borrowers shall default in any payment of principal of any
-----------
Loan, Note or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise).

     (b)  Other Payment Default. The Borrowers shall default in the payment when
          ---------------------
and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan, Note or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue unremedied for three (3) Business Days.

     (c)  Misrepresentation. Any representation or warranty made or deemed to be
          -----------------
made by the Company or any of its Subsidiaries under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

     (d)  Default in Performance of Certain Covenants. The Company or Borrowers,
          -------------------------------------------
as applicable, shall default in the performance or observance of any covenant or agreement contained in Section 8.5(e) or Articles X or XI of this Agreement and such default shall continue unremedied for three (3) Business Days.

     (e)  Default in Performance of Other Covenants and Conditions. The Company
          --------------------------------------------------------
or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 12.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Company by the Administrative Agent.

     (f)  Hedging Agreement. Any termination payment shall be due by a Borrower
          -----------------
under any Hedging Agreement and such amount is not paid within thirty (30) Business Days of the due date thereof.

     (g)  Debt Cross-Default. The Company or any of its Subsidiaries shall (i)
          ------------------
default in the payment of any Debt (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $1,000,000 beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than the Notes or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $1,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

     (h)  Other Cross-Defaults. The Company or any of its Subsidiaries shall
          --------------------
default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract unless, but only as long as, the existence of any such default is being contested by the Company or such Subsidiary in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of the Company or such Subsidiary to the extent required by GAAP and, with respect to contracts described in clause (a) of the definition of Material Contracts, such default could not reasonably be expected to have a Material Adverse Effect.

     (i)  Change in Control. (a) MSCP together with the Management Members (as
          -----------------
defined in the Transaction Agreement) shall cease to own or control (i) fifty-one percent (51%) of the Outstanding Voting Units (as defined in the Transaction Agreement) of the LLC or other successor entity to the LLC upon the dissolution of the LLC pursuant to the LLC Agreement upon a Public Offering by the Company (such dissolution, an "IPO Dissolution") or (ii) fifty-one percent (51%) of the common stock or other voting securities of the Company or the majority of the board of representatives of the LLC (or the Company or other successor entity to the LLC in the event of an IPO Dissolution) shall be different from that on the Closing Date or (b) any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) other than MSCP or the Management Members shall obtain ownership or control in one or more series of transactions of more than twenty-five percent (25%) of the Outstanding Voting Units (as so defined) or common stock or other voting securities or control of the board of representatives of the LLC (or the Company or other successor entity to the LLC in the event of an IPO Dissolution) or (c) Steve Dubnik shall cease to be Chief Executive Officer of the Company and a replacement satisfactory to the Required Lenders shall not have been hired within one hundred eighty (180) days or (d) the Company shall no longer be a Wholly-Owned Subsidiary of the LLC (except in the case of an IPO Dissolution) or, except as otherwise permitted herein, any Borrower shall no longer be a Wholly-Owned Subsidiary of the Company or any such Person shall be party to any agreement which contemplates that it shall not be such a Wholly-Owned Subsidiary or (e) there shall have occurred any event requiring dissolution of the LLC under
Section 12.01 of the LLC Agreement as in effect on the Closing Date (except for Section 12.01(b), regarding the consummation of a Public Offering, as defined in the Transaction Agreement) or (f) the members of the board of directors of the LLC shall differ in any respect from the members of the board of directors of the Company (prior to any IPO Dissolution) or (g) there shall have occurred under any indenture or other instrument evidencing any Debt in excess of $1,000,000 any "change in control" (as defined in such indenture or other evidence of Debt) obligating the Borrowers to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein (any such event, a "Change in Control").

     (j)  Voluntary Bankruptcy Proceeding. The Company or any Subsidiary thereof
          -------------------------------
shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or
(vii) take any corporate action for the purpose of authorizing any of the foregoing.

     (k)  Involuntary Bankruptcy Proceeding. A case or other proceeding shall be
          ---------------------------------
commenced against the Company or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Company or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

     (l)  Failure of Agreements. Any provision of this Agreement or of any other
          ---------------------
Loan Document shall for any reason cease to be valid and binding on the Company or Subsidiary party thereto or any such Person shall so state in writing, or this Agreement or any other Loan Document shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof and excluding any such collateral with a fair market value of less than $500,000 in the aggregate.

     (m)  Termination Event. The occurrence of any of the following events: (i)
          -----------------
the Company or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the Code, the Company or any ERISA Affiliate is required to pay as contributions thereto, (ii) an accumulated funding deficiency in excess of $500,000 occurs or exists, whether or not waived, with respect to any Pension Plan, (iii) a Termination Event or (iv) the Company or any ERISA Affiliate as employers under one or more Multiemployer Plan makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $1,000,000.

     (n)  Judgment. A judgment or order for the payment of money which causes
          --------
the aggregate amount of all such judgments which are not covered by insurance to exceed $1,000,000 in any Fiscal Year shall be entered against the Company or any of its Subsidiaries by any court and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.

     (o)  Loss of License.  Any Communications License of the Company or any
          ---------------
Subsidiary thereof shall expire, terminate, be canceled or otherwise lost or any application therefor be rejected, which event could reasonably be expected to have a Material Adverse Effect.

     (p)  Equity Documents.  (i) Failure of any member of the LLC to make any
          ----------------
contribution required pursuant to any Capital Call Notice (as defined in the LLC Agreement) received thereby pursuant to the LLC Agreement (unless such contribution shall have been made by other members) or failure of the LLC to make any capital contribution in the Company required or contemplated by any Approved Business Plan or Approved Budget (or any provision in the applicable Equity Document relating to any such contribution shall for any reason cease to be valid and binding on any party thereto and such party shall so state in writing, in each case other than as expressly permitted pursuant to the express terms hereof or thereof), or (ii) any default or event of default shall occur under the LLC Agreement or the Transaction Agreement which default or event of default shall continue unremedied for a period of thirty (30) days after written notice thereof has been given to the Company by the Administrative Agent.

     SECTION 12.2   Remedies. Upon the occurrence of an Event of Default, with
                    --------
the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to any Borrower:

     (a)  Acceleration; Termination of Credit Facility. Declare the principal of
          --------------------------------------------
and interest on the Loans, the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (other than any Hedging Agreement) (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations (other than obligations owing under any Hedging Agreement), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrowers to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified
            --------
in Section 12.1(j) or (k), the Credit Facility shall be automatically terminated and all Obligations (other than obligations owing under any Hedging Agreement) shall automatically become due and payable.

     (b)  Letters of Credit. With respect to all Letters of Credit with respect
          -----------------
to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrowers at such time to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrowers.

     (c)  Rights of Collection. Exercise on behalf of the Lenders all of its
          --------------------
other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations. In connection therewith, the Company and its Subsidiaries hereby consent to the appointment of a trustee, receiver, custodian, liquidator or the like for the Company or any Subsidiary thereof or for all or any substantial part of their respective assets.

     SECTION 12.3   Rights and Remedies Cumulative; Non-Waiver; etc. The
                    -----------------------------------------------
enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Company, any Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

                                 ARTICLE XIII

                           THE ADMINISTRATIVE AGENT
                           ------------------------

     SECTION 13.1   Appointment. Each of the Lenders hereby irrevocably
                    -----------
designates and appoints First Union as Administrative Agent of such Lender under this Agreement and the other Loan Documents for the term hereof and each such Lender irrevocably authorizes First Union as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. Any reference to the Administrative Agent in this Article XIII shall be deemed to refer to the Administrative Agent solely in its capacity as Administrative Agent and not in its capacity as a Lender.

     SECTION 13.2   Delegation of Duties. (a) The Administrative Agent may
                    --------------------
execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

     (b) First Union may delegate any or all of its powers and duties as Administrative Agent hereunder and under the other Loan Documents to First Union National Bank as agreed to by such Persons.

     SECTION 13.3   Exculpatory Provisions. Neither the Administrative Agent nor
                    ----------------------
any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Company or any Subsidiary thereof to perform its obligations hereunder or thereunder. The

Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Company or any of its Subsidiaries.

     SECTION 13.4   Reliance by the Administrative Agent. The Administrative
                    ------------------------------------
Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company and the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 15.10 hereof. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

     SECTION 13.5   Notice of Default. The Administrative Agent shall not be
                    -----------------
deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender, the Company or any Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, that unless and until the Administrative Agent
                      --------
shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, except to the extent that other provisions of
                               ------
this Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Lenders or Required Lenders, as applicable.

     SECTION 13.6   Non-Reliance on the Administrative Agent and Other Lenders.
                    ----------------------------------------------------------
Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Company or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any

Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries and made its own decision to make its Loans and issue or participate in Letter of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Company or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

     SECTION 13.7   Indemnification. The Lenders agree to indemnify the
                    ---------------
Administrative Agent in its capacity as such and (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to the respective amounts of their Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided,
                                                                       --------
that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 13.7 shall survive the payment of the Notes, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.

     SECTION 13.8   The Administrative Agent in Its Individual Capacity. The
                    ---------------------------------------------------
Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company and its Subsidiaries as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

     SECTION 13.9   Resignation of the Administrative Agent; Successor
                    --------------------------------------------------
Administrative Agent. Subject to the appointment and acceptance of a successor
--------------------
as provided below, the Administrative Agent may resign at any time by giving thirty (30) days prior notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this
Section 13.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                                  ARTICLE XIV

                            UNCONDITIONAL GUARANTY

     SECTION 14.1   Guaranty of Obligations. The Company hereby unconditionally
                    -----------------------
guarantees to the Administrative Agent for the ratable benefit of the Agents and the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Borrowers, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against any such Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with any Agent or Lender or acquired by any Agent or Lender through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of each such Borrower to any Agent or Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations").

     SECTION 14.2   Nature of Guaranty. The Company agrees that this Guaranty is
                    ------------------
a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement or any other Loan Document or any other agreement, document or instrument to which any such Borrower is or may become a party, (b) the absence of any action to enforce this Guaranty, this Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Guaranty, this Agreement or any other Loan Document, (c) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty) or
(d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; it being agreed by the Company that its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Commitments. The Company expressly waives all rights it may now or in the future have under any statute (including without limitation North Carolina General Statutes Section 26-7, et seq. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against any such Borrower or any other party or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, the Company. The Company further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against any such Borrower, the Company or any other party or any security for the payment and performance of the Guaranteed Obligations. The Company agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Agents and Lenders would decline to enter into this Agreement.

     SECTION 14.3   Demand by the Administrative Agent. In addition to the terms
                    ----------------------------------
set forth in Section 14.2, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under this Agreement are declared to be immediately due and payable, then the Company shall, upon demand in writing therefor by the Administrative Agent to the Company, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Company shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available funds to an account designated by the Administrative Agent or at the Administrative Agent's office or at any other address that may be specified in writing from time to time by the Administrative Agent.

     SECTION 14.4   Waivers. In addition to the waivers contained in Section
                    -------
14.2, the Company waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Company of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. The Company further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. The Company represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or any such Borrower whether now existing or which may arise in the future.

     SECTION 14.5   Modification of Loan Documents etc. If the Administrative
                    ----------------------------------
Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Company (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations, (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges, (c) amend or modify, in any manner whatsoever, the Loan Documents, (d) extend or waive the time for performance by the Company, any such Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document (other than this Guaranty), or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance, (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Debt of the Company or any such Borrower to any Agent or the Lenders, (f) release anyone who may be liable in any manner for the payment of any amounts owed by the Company or any such Borrower to any Agent or Lender, (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Company or any such Borrower are subordinated to the claims of any Agent or Lender or (h) apply any sums by whomever paid or however realized to any amounts owing by the Company or any such Borrower to any Agent or Lender on account of the Obligations in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion; then neither the Administrative Agent nor any Lender shall incur any liability to the Company as a result thereof, and no such action shall impair or release the obligations of the Company under this Guaranty.

     SECTION 14.6   Reinstatement. The Company agrees that, if any payment made
                    -------------
by any such Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Agent or Lender to any such Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Company, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, the Company's liability hereunder (and any Lien or Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or Collateral securing the Company's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Company in respect of the amount of such payment (or any Lien or Collateral securing such obligation).

     SECTION 14.7   No Subrogation. Until all amounts owing to the Agents and
                    --------------
Lenders on account of the Obligations are paid in full and the Commitments are terminated, the Company hereby waives any claims or other rights which it may now or hereafter acquire against any such Borrower that arise from the existence or performance of the Company's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, any right to participate in any claim or remedy of the Administrative Agent or the Lenders against any such Borrower or any Collateral which the Administrative Agent or the Lenders now have or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any such Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Company on account of such rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Company in trust for the Administrative Agent, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Administrative Agent in the exact form received by the Company (duly indorsed by the Company to the Administrative Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth herein.

     SECTION 14.8   Agents. The Syndication Agent and the Documentation Agent,
                    ------
each in its capacity as such, shall have no duties or responsibilities and no liabilities under this Agreement or any other Loan Document.

                                  ARTICLE XV

                                 MISCELLANEOUS
                                 -------------

     SECTION 15.1   Notices.
                    -------

     (a)  Method of Communication. Except as otherwise provided in this
          -----------------------
Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

     (b)  Addresses for Notices. Notices to any party shall be sent to it at the
          ---------------------
following addresses, or any other address as to which all the other parties are notified in writing.

     If to the Company or
     Borrowers:               Choice One Communications Inc.
                              1 HSBC Plaza
                              100 Chestnut Street, Suite 700
                              Rochester, New York  14604
                              Attention: John Zimmer
                              Telephone No.: (716) 530-2619
                              Telecopy No.: (716) 530-2733

     If to First Union as     First Union Investors, Inc.
     Administrative Agent:    Charlotte Plaza CP-23
                              201 South College Street
                              Charlotte, North Carolina 28288-0680
                              Attention: Arion Skenderi
                                         Syndication Agency Services
                              Telephone No.:  (704) 383-3790
                              Telecopy No.:  (704) 383-0835

     If to any Lender:        To the Address set forth on Schedule 1 hereto
                                                          ----------

     (c)  Administrative Agent's Office.  The Administrative Agent hereby
          -----------------------------
designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers and Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit issued.

     SECTION 15.2   Expenses; Indemnity. The Borrowers on a joint and several
                    -------------------
basis will (a) pay all out-of-pocket expenses of the Agents in connection with
(i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including without limitation all out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of counsel for the Administrative Agent and
(ii) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, including without limitation reasonable fees and disbursements of counsel for the Administrative Agent, (b) pay all reasonable out-of-pocket expenses of the Administrative Agent and each Lender actually incurred in connection with the administration and enforcement of any rights and remedies of the Administrative Agent and Lenders under the Credit Facility, including consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, Administrative Agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Agreement, any other Loan Document or the Loans, including without limitation reasonable attorney's and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

     SECTION 15.3   Set-off. In addition to any rights now or hereafter granted
                    -------
under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with
Section 15.10 are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrowers against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 11.2 and although such Obligations shall be contingent or unmatured.

     SECTION 15.4   Governing Law. This Agreement, the Notes and the other Loan
                    -------------
Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

     SECTION 15.5   Consent to Jurisdiction. The Company and each Borrower
                    -----------------------
hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Company and each Borrower hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 15.1. Nothing in this Section 15.5 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Company and each Borrower or its properties in the courts of any other jurisdictions.

     SECTION 15.6   Binding Arbitration; Waiver of Jury Trial.
                    -----------------------------------------

     (a)  Binding Arbitration.  Upon demand of any party, whether made before
          -------------------
or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Loan Documents ("Disputes"), between or among parties hereto or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, disputes as to whether a matter is subject to arbitration, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association ("AAA") and the Federal Arbitration Act. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et
                                                                          --
seq. of the Arbitration Rules shall be applicable to claims of less than
---
$1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one-hundred and twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty
(60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein. Notwithstanding the foregoing, this paragraph shall not apply to any Hedging Agreement that is a Loan Document.

     (b)  Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER, THE COMPANY AND
          ----------
EACH BORROWER HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

     (c)  Preservation of Certain Remedies.  Notwithstanding the preceding
          --------------------------------
binding arbitration provisions, the parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     SECTION 15.7   Reversal of Payments. To the extent the Company or any
                    --------------------
Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

     SECTION 15.8   Injunctive Relief; Punitive Damages.
                    -----------------------------------

     (a) The Company and each Borrower recognize that, in the event any such Person fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Company and each Borrower agree that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     (b) The Administrative Agent, Lenders and the Company and each Borrower (on behalf of itself and its Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

     (c) The parties agree that they shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

     SECTION 15.9   Accounting Matters. All financial and accounting
                    ------------------
calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Company or any Subsidiary thereof to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Company, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Company's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Company or

Borrowers and the Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

     SECTION 15.10  Successors and Assigns; Participations.
                    --------------------------------------

     (a)  Benefit of Agreement.  This Agreement shall be binding upon and
          --------------------
inure to the benefit of the Company, the Borrowers, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and assigns, except that the Company and each Borrower shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

     (b)  Assignment by Lenders.  Each Lender may, with the consent of the
          ---------------------
Borrowers (so long as no Default or Event of Default has occurred and is continuing) and the consent of the Administrative Agent, which consents shall not be unreasonably withheld, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Extensions of Credit at the time owing to it and the Notes held by it); provided, that:
                                                --------

               (i) no consent of the Administrative Agent or Borrowers shall be required of any such assignment to an Affiliate of the assigning Lender, so long as the assignment otherwise complies with the terms hereof;

               (ii) with respect to its Revolving Credit Commitment, Term Loan Commitment and Loans thereunder, each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement;

               (iii) if less than all of the assigning Lender's Revolving Credit Commitment or Term Loan Commitment, as applicable, is to be assigned, the Commitment so assigned shall not be less than $5,000,000;

               (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit G attached hereto
                                                      ---------
(an "Assignment and Acceptance"), together with any Note or Notes subject to such assignment;

               (v) such assignment shall not, without the consent of the Borrowers, require the Borrowers to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state; and

               (vii) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,500 upon the execution by such Lender of the Assignment and Acceptance; provided, that no such fee shall be payable upon any
                           --------
assignment by a Lender to an Affiliate thereof.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

     (c)  Rights and Duties Upon Assignment.  By executing and delivering an
          ---------------------------------
Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

     (d)  Register.  The Administrative Agent shall maintain a copy of each
          --------
Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the amount of the Extensions of Credit with respect to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e)  Issuance of New Notes.  Upon its receipt of an Assignment and
          ---------------------
Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit G:
                                                                  ---------

               (i)     accept such Assignment and Acceptance;

               (ii)    record the information contained therein in the Register;

               (iii) give prompt notice thereof to the Lenders and the Borrowers; and

               (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrowers.

Within five (5) Business Days after receipt of notice, the Borrowers shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrowers.

     (f)  Participations.  Each Lender may sell participations to one or more
          --------------
banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Extensions of Credit and the Notes held by it); provided, that:
                                                --------

               (i) each such participation shall be in an amount not less than $5,000,000;

               (ii) such Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment or Term Loan Commitment, as applicable) shall remain unchanged;

               (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

               (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement;

               (v) the Company, the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

               (vi) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Loan or Reimbursement Obligation, extend the term or increase the amount of the Commitment, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal of any Loan or, except as expressly contemplated hereby or thereby, release substantially all of the Collateral; and

               (vii) any such disposition shall not, without the consent of the Borrowers, require the Borrowers to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state.

     (g)  Disclosure of Information; Confidentiality. The Administrative Agent
          ------------------------------------------
and the Lenders shall hold all non-public information with respect to the Company and the Borrowers obtained pursuant to the Loan Documents in accordance with their customary procedures for handling confidential information; provided,
                                                                       --------
that the Administrative Agent may disclose information relating to this Agreement to Gold Sheets and other similar bank trade publications, such
             -----------
information to consist of deal terms and other information customarily found in such publications and provided further, that the Administrative Agent and
                      -------- -------
Lenders may disclose any such information to the extent such disclosure is required by law or requested by any regulatory authority. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this Section 15.10, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Company and the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided, that
           --------
prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrowers or such Lender to preserve the confidentiality of any confidential information relating to the Borrowers received from such Lender.

     (h)  Certain Pledges or Assignments.  Nothing herein shall prohibit any
          ------------------------------
Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

     SECTION 15.11  Amendments, Waivers and Consents. Except as set forth below,
                    --------------------------------
any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents (other than any Hedging Agreement, the terms and conditions of which may be amended, modified or waived by the parties thereto) may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers; provided, that no amendment, waiver or consent shall (a)
                  --------
increase the amount or extend the time of the obligation of the Lenders to make Loans or issue or participate in Letters of Credit, (b) extend the originally scheduled time or times of payment of the principal of any Loan or Reimbursement Obligation or the time or times of payment of interest on any Loan or Reimbursement Obligation, (c) reduce the rate of interest or fees payable on any Loan or Reimbursement Obligation, (d) reduce the principal amount of any Loan or Reimbursement Obligation, (e) permit any subordination of the principal or interest on any Loan or Reimbursement Obligation, (f) permit any assignment (other than as specifically permitted or contemplated in this Agreement) of any of the Company's or Borrowers' rights and obligations hereunder, (g) release any material portion of the Collateral or release any Security Document or any Guarantor (other than as specifically permitted or contemplated in this Agreement or the applicable Security Document) or (h) amend the provisions of this Section 15.11, Section 9.14, the definition of Required Lenders or the definition of Borrowing Base, without the prior written consent of each Lender. In addition, no amendment, waiver or consent to the provisions of (a) Article XIII shall be made without the written consent of the Administrative Agent and
(b) Article III without the written consent of the Issuing Lender.

     SECTION 15.12  Performance of Duties. The Company's and the Borrowers'
                    ---------------------
obligations under this Agreement and each of the Loan Documents shall be performed thereby at their sole cost and expense.

     SECTION 15.13  All Powers Coupled with Interest. All powers of attorney and
                    --------------------------------
other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

     SECTION 15.14  Survival of Indemnities. Notwithstanding any termination of
                    -----------------------
this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XV and any other provision of this Agreement and the Loan

Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

     SECTION 15.15  Titles and Captions. Titles and captions of Articles,
                    -------------------
Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

     SECTION 15.16  Severability of Provisions. Any provision of this Agreement
                    --------------------------
or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 15.17  Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     SECTION 15.18  Term of Agreement. This Agreement shall remain in effect
                    -----------------
from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. The Administrative Agent is hereby permitted to release all Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, upon repayment of the outstanding principal of and all accrued interest on the Loans, payment of all outstanding fees and expenses hereunder and the termination of the Lender's Commitments. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

     SECTION 15.19  Inconsistencies with Other Documents; Independent Effect
                    --------------------------------------------------------
of Covenants.
------------

     (a) In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided, that any provision of the Security Documents which imposes
         --------
additional burdens on the Company or its Subsidiaries or further restricts the rights of the Company or its Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

     (b) The Company and the Borrowers expressly acknowledge and agree that each covenant contained in Articles IX, X or XI hereof shall be given independent effect. Accordingly, neither the Company nor any Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles IX, X or XI if, before or after giving effect to such transaction or act, the Company or such Borrower shall or would be in breach of any other covenant contained in Articles IX, X or XI.

     SECTION 15.20  Company as Agent for Borrowers; Obligations Joint and
                    -----------------------------------------------------
Several; Agreements for Contribution.
------------------------------------

     (a) The Borrowers hereby irrevocably appoint and authorize the Company (i) to provide the Administrative Agent with all notices with respect to Extensions of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action on behalf of the Borrowers as it deems appropriate to obtain Extensions of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.

     (b) All of the Borrowers shall be jointly and severally liable for the Obligations, however incurred. References to the Borrowers with respect to the Obligations or any portion thereof shall mean each Borrower on a joint and several basis.

     (c) To the extent any Borrower is required, by reason of its Obligations hereunder, to pay to the Administrative Agent and the Lenders an amount greater than the amount of Extensions of Credit actually made available to or for the account of such Borrower, such Borrower shall have an enforceable right of contribution against the remaining Borrowers, and the remaining Borrowers shall be jointly and severally liable, for repayment of the full amount of such excess payment. Subject only to the subordination provided in the following subsection
(f), such Borrower further shall be subrogated to any and all rights of the Administrative Agent and the Lenders against the remaining Borrowers to the extent of such excess payment.

     (d)  To the extent that any Borrower would, but for the operation of this
Section 15.20 and by reason of its Obligations hereunder or its obligations to other Subsidiaries under this Section 15.20, be rendered insolvent for any purpose under Applicable Law, each of the Borrowers hereby agrees to indemnify such Borrower in an amount at least equal to the amount necessary to prevent such Borrower from having been rendered insolvent by reason of the incurring of any such obligations.

     (e)  To the extent that any Borrower would, but for the operation of this
Section 15.20, be rendered insolvent under any Applicable Law by reason of its incurring of obligations to any other Borrower under the foregoing subsections
(c) and (d) above, such Borrower shall, in turn, have rights of contribution and indemnity, to the full extent provided in the foregoing subsections (c) and (d) above, against the remaining Borrowers, such that all Obligations of all of the Borrowers hereunder and under this Section 15.20 shall be allocated in a manner such that no Borrower shall be rendered insolvent for any purpose under Applicable Law by reason of its incurring of such obligations.

     (f) The rights of any Borrower to contribution, subrogation and indemnity under this Section 15.20 or under Applicable Law shall in all events and all respects be subject and subordinate to the rights of the Agent and the Lenders under this Agreement and subject to the prior full, final and indefeasible payment to the Agent and the Lenders of all Obligations and no such right may be exercised until all of such Obligations have been fully, finally and indefeasibly aid and such payments are in no event subject to avoidance under title 11 of the United States code or any other Applicable Law.

                          [Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]                   CHOICE ONE COMMUNICATIONS OF NEW
                                   YORK INC., as Borrower

                                   By: /s/John J. Zimmer
                                       __________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

[CORPORATE SEAL]                   CHOICE ONE COMMUNICATIONS OF
                                   PENNSYLVANIA INC., as Borrower

                                   By: /s/John J. Zimmer
                                       __________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

[CORPORATE SEAL]                   CHOICE ONE COMMUNICATIONS OF
                                   MASSACHUSETTS INC., as Borrower

                                   By: /s/John J. Zimmer
                                       __________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

[CORPORATE SEAL]                   CHOICE ONE OF NEW HAMPSHIRE INC.,
                                   as Borrower

                                   By: /s/John J. Zimmer
                                       ___________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

[CORPORATE SEAL]                   CHOICE ONE COMMUNICATIONS OF
                                   OHIO INC., as Borrower

                                   By: /s/John J. Zimmer
                                       ___________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

[CORPORATE SEAL]                   CHOICE ONE COMMUNICATIONS OF
                                   MAINE INC., as Borrower

                                   By: /s/John J. Zimmer
                                       ___________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

                          [Signature pages continue]

[CORPORATE SEAL]                   CHOICE ONE COMMUNICATIONS OF
                                   VERMONT INC., as Borrower

                                   By: /s/John J. Zimmer
                                       ___________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

[CORPORATE SEAL]                   CHOICE ONE COMMUNICATIONS OF
                                   RHODE ISLAND INC., as Borrower

                                   By: /s/John J. Zimmer
                                       ___________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

[CORPORATE SEAL]                   CHOICE ONE COMMUNICATIONS OF
                                   CONNECTICUT INC., as Borrower

                                   By: /s/John J. Zimmer
                                       ___________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

[CORPORATE SEAL]                   CHOICE ONE COMMUNICATIONS
                                   INTERNATIONAL INC., as Borrower

                                   By: /s/John J. Zimmer
                                       ___________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

                                   ATLANTIC CONNECTIONS, L.L.C., as Borrower

                                   By: /s/John J. Zimmer                 [SEAL]
                                       ___________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

[CORPORATE SEAL]                   ACL TELECOMMUNICATIONS, LTD.,
                                   as Borrower

                                   By: /s/John J. Zimmer
                                       ___________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

[CORPORATE SEAL]                   CHOICE ONE COMMUNICATIONS INC.,
                                   as Guarantor

                                   By: /s/John J. Zimmer
                                       ___________________________________
                                       Name:  John J. Zimmer
                                       Title: Vice President - Finance

                           [Signature pages continue]

                                   FIRST UNION INVESTORS, INC.,
                                   as Administrative Agent and Lender

                                   By: /s/ Jim Redman
                                      ------------------------------------
                                       Name:   Jim Redman
                                            ------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------

                          [Signature pages continue]

                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Syndication Agent

                                   By: /s/ Molly S. Fergusson
                                      ------------------------------------
                                       Name: Molly S. Fergusson
                                            ------------------------------
                                       Title: Manager, Operations
                                             -----------------------------

                          [Signature pages continue]

                                   CIBC INC., as Documentation Agent

                                   By: /s/ Tefta Ghilaga
                                      ----------------------------------
                                       Name: Tefta Ghilaga
                                            ----------------------------
                                       Title: Executive Director, CIBC World
                                             -------------------------------
                                              Markets Corp., as Agent
                                             -------------------------------

                          [Signature pages continue]

                                   KEY CORPORATE CAPITAL, INC.

                                   By:  /s/ Tim Willard
                                      ---------------------------------
                                       Name: Tim Willard
                                            ---------------------------
                                       Title: Vice President
                                             --------------------------

                          [Signature pages continue]

                                   THE BANK OF NEW YORK

                                   By: /s/ Brendan T. Wedzi
                                      ------------------------------
                                       Name: Brendan T. Wedzi
                                            ------------------------
                                       Title: Senior Vice President
                                             -----------------------

                          [Signature pages continue]

                                   BANK OF MONTREAL


                                   By: /s/ Ola Anderssen
                                      ------------------------------
                                       Name: Ola Anderssen
                                            ------------------------
                                       Title: Director
                                             -----------------------


                          [Signature pages continue]

                                   CITIZENS BANK OF MASSACHUSETTS


                                   By: /s/ Edward C. Thaute
                                      ------------------------------
                                       Name: Edward C. Thaute
                                            ------------------------
                                       Title: Vice President
                                             -----------------------